UNITED STATES SECURITIES AND EXCHANGE COMMISSION WASHINGTON, D.C. 20549 SCHEDULE 14A
Proxy Statement Pursuant to Section 14(a) of the Securities Exchange Act of 1934 (Amendment No.)

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Filed by a Party other than the Registrant [   ]

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[ ]	Confidential, for Use of the Commission Only (as permitted by Rule 14a-6(e)(2))
[ ]	Definitive Proxy Statement
[ ]	Definitive Additional Materials
[ ]	Soliciting Material Pursuant to § 240.14a-12

TORTOISE POWER AND ENERGY INFRASTRUCTURE FUND, INC.
(Name of Registrant as Specified In Its Charter)

(Name of Person(s) Filing Proxy Statement, if other than the Registrant)

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[ ]	Fee computed on table below per Exchange Act Rules 14a-6(i)(1) and 0-11.

(1) Title of each class of securities to which transaction applies:

(2) Aggregate number of securities to which transaction applies:

(3) Per unit price or other underlying value of transaction computed pursuant to Exchange Act Rule 0-11 (set forth the amount on which the filing fee is calculated and state how it was determined):

(4) Proposed maximum aggregate value of transaction:

(5) Total fee paid:

[ ]	Fee paid previously with preliminary materials.
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Check box if any part of the fee is offset as provided by Exchange Act Rule 0-11(a)(2) and identify the filing for which the offsetting fee was paid previously.  Identify the previous filing by registration statement number, or the Form or Schedule and the date of its filing.

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TORTOISE ENERGY INFRASTRUCTURE CORPORATION
TORTOISE POWER AND ENERGY INFRASTRUCTURE FUND, INC.
TORTOISE MLP FUND, INC.
TORTOISE PIPELINE & ENERGY FUND, INC.
TORTOISE ENERGY INDEPENDENCE FUND, INC.
11550 Ash Street, Suite 300
 Leawood, Kansas 66211

November [•], 2017

Dear Fellow Stockholder:

You are cordially invited to attend a combined special meeting (the “Meeting”) of stockholders of each of Tortoise Energy Infrastructure Corporation (“TYG”), Tortoise Power and Energy Infrastructure Fund, Inc. (“TPZ”), Tortoise MLP Fund, Inc. (“NTG”), Tortoise Pipeline & Energy Fund, Inc. (“TTP”) and Tortoise Energy Independence Fund, Inc. (“NDP”) (each a “Company” and collectively, the “Companies”) on December 21, 2017 at 10:00 a.m., Central Time, at 11550 Ash Street, Suite 300, Leawood, Kansas 66211.

At the Meeting, stockholders of each Company will be asked to consider and vote on a proposal to approve a new investment advisory agreement between that Company and its current investment adviser, Tortoise Capital Advisors, L.L.C. (the “Adviser”).  Stockholders of each Company are also being asked to consider and take action upon such other business as may properly come before the Meeting, including the adjournment and postponement thereof.

As discussed in more detail in the enclosed combined proxy statement, the current investment advisory agreement for each Company is expected to terminate by the end of the first calendar quarter of 2018 due to a proposed change in ownership of the parent company of the Adviser (the “Transaction”).  The proposed new investment advisory agreement for each Company is substantially identical to its current investment advisory agreement, except for the effective dates and the termination dates, and would simply continue the relationship between each Company and the Adviser.  The Transaction is not expected to result in any change in the day-to-day portfolio management, investment objectives and policies or investment processes of the Companies.  Following the closing of the Transaction, the Adviser will continue to operate independently under the Tortoise brand and will continue to emphasize essential asset investing.  Each Company’s Board of Directors believes that the proposal is in the Company’s best interests and recommends a vote “FOR” the proposals.

Enclosed with this letter are the formal notice of the Meeting, answers to questions you may have, the Companies’ combined proxy statement, which gives detailed information about each of the proposals you will be asked to vote on and why each Company’s Board of Directors recommends that you vote to approve each applicable proposal, and the proxy card for you to sign and return.  If you have any questions about the enclosed proxy or need any assistance in voting your shares, please call 1-866-362-9331.

Your vote is important.  Please vote your shares via the internet or by telephone, or complete, sign and date the enclosed proxy card (your ballot) and mail it in the postage-paid envelope included in this package.

Sincerely, P. Bradley Adams Chief Executive Officer of each Company

TORTOISE ENERGY INFRASTRUCTURE CORPORATION
TORTOISE POWER AND ENERGY INFRASTRUCTURE FUND, INC.
TORTOISE MLP FUND, INC.
TORTOISE PIPELINE & ENERGY FUND, INC.
TORTOISE ENERGY INDEPENDENCE FUND, INC.
11550 Ash Street, Suite 300
Leawood, Kansas 66211
 1-866-362-9331

NOTICE OF SPECIAL MEETING OF STOCKHOLDERS

To the Stockholders of:	Tortoise Energy Infrastructure Corporation Tortoise Power and Energy Infrastructure Fund, Inc. Tortoise MLP Fund, Inc. Tortoise Pipeline & Energy Fund, Inc. Tortoise Energy Independence Fund, Inc.:

NOTICE IS HEREBY GIVEN that a combined special meeting (the “Meeting”) of Stockholders of Tortoise Energy Infrastructure Corporation, Tortoise Power and Energy Infrastructure Fund, Inc., Tortoise MLP Fund, Inc., Tortoise Pipeline & Energy Fund, Inc. and Tortoise Energy Independence Fund, Inc., each a Maryland corporation (each a “Company” and, collectively, the “Companies”), will be held on December 21, 2017 at 10:00 a.m., Central Time, at 11550 Ash Street, Suite 300, Leawood, Kansas 66211 for the following purposes:

1.	For all Companies: To consider and vote on a new investment advisory agreement between the Company and its current investment adviser, Tortoise Capital Advisors, L.L.C.

2.	For all Companies: To consider and take action upon such other business as may properly come before the Meeting, including the adjournment and postponement thereof.

The foregoing items of business are more fully described in the combined proxy statement accompanying this Notice.

Stockholders of record as of the close of business on October 17, 2017 are entitled to notice of and to vote at the Meeting (or any adjournment or postponement of the Meeting).

By Order of the Board of Directors of the Company, Diane M. Bono Secretary

November [•], 2017
 Leawood, Kansas

All stockholders are cordially invited to attend the meeting in person.  Whether or not you expect to attend the meeting, please vote your shares via the internet, by telephone or by completing, dating, signing and returning the enclosed proxy as promptly as possible in order to ensure your representation at the meeting.  If you choose to vote using the enclosed proxy, a return envelope (which postage is prepaid if mailed in the United States) is enclosed for that purpose.  Even if you have given your proxy, you may still vote in person if you attend the meeting.  Please note, however, that if your shares are held of record by a broker, bank or other nominee and you wish to vote at the meeting, you must obtain from the record holder a proxy issued in your name.

TORTOISE ENERGY INFRASTRUCTURE CORPORATION
TORTOISE POWER AND ENERGY INFRASTRUCTURE FUND, INC.
TORTOISE MLP FUND, INC.
TORTOISE PIPELINE & ENERGY FUND, INC.
 TORTOISE ENERGY INDEPENDENCE FUND, INC.

ANSWERS TO SOME IMPORTANT QUESTIONS

Q.	What am I being asked to vote “For” on this proxy?

A.
At the combined special meeting (the “Meeting”) of the stockholders of Tortoise Energy Infrastructure Corporation, Tortoise Power and Energy Infrastructure Fund, Inc., Tortoise MLP Fund, Inc., Tortoise Pipeline & Energy Fund, Inc. and Tortoise Energy Independence Fund, Inc. (each a “Company” and collectively, the “Companies”), stockholders of each Company will be asked to consider and vote on a proposal to approve a new investment advisory agreement between that Company and its current investment adviser, Tortoise Capital Advisors, L.L.C. (the “Adviser”).

Q.	Why am I being asked to approve a new investment advisory agreement?

A.
As required by the Investment Company Act of 1940, as amended (the “1940 Act”), each Company’s current investment advisory agreement with the Adviser automatically terminates if the Adviser experiences a direct or indirect change in control.  In effect, this provision requires a fund’s stockholders to vote on a new investment advisory agreement whenever the ownership of the fund’s investment adviser significantly changes.  The provision is designed to ensure that stockholders have a say in determining the company or persons that manage their fund.  As described in more detail in the combined proxy statement, Tortoise Investments, LLC (“Tortoise Investments”), the parent company of the Adviser, recently announced the signing of a definitive agreement for a buy-out transaction (the “Transaction”), which will result in a change of control of the Adviser and a termination of each Company’s current investment advisory agreement.  To ensure continuation of the advisory services provided to each Company, shareholders are being asked to approve a new investment advisory agreement.

Q.	What ownership changes will result from the Transaction?

A.
Pursuant to the terms of the Membership Interest Purchase Agreement (the “Purchase Agreement”) between a vehicle formed by Lovell Minnick Partners LLC (“Lovell Minnick”) and owned by certain private funds sponsored by Lovell Minnick and a group of institutional co-investors (the “Acquirer”) and certain members of Tortoise Investments, and subject to certain customary closing conditions, the Acquirer will acquire the equity interests in Tortoise Investments currently held by Montage Investments, LLC (a subsidiary of Mariner Holdings, LLC) and by certain of the original co-founders of Tortoise Investments. Selling members include Zachary Hamel, Kenneth Malvey and Terry Matlack, who will retire from Tortoise upon the closing of the Transaction, as well as co-founder David Schulte, who left Tortoise in 2015 and is selling his remaining stake. As part of the Transaction, ongoing management and employees are expected to meaningfully increase their ownership of Tortoise Investments. Employees will retain a significant equity interest, with many investing additional capital alongside the Acquirer. Following the closing of the Transaction, it is expected that the Acquirer will own approximately two-thirds of the equity interests in Tortoise Investments and ongoing Tortoise management and employees will own approximately one-third of the equity interests in Tortoise Investments. See “Information Regarding the Adviser” beginning at page 4 of the Proxy Statement.

Lovell Minnick is an independent private equity firm founded in 1999, specializing in financial and business services sectors.  Following the closing of the Transaction, the Adviser will continue to operate independently under the Tortoise brand and will continue to emphasize essential asset investing.  The Transaction is not expected to result in changes to the Adviser’s investment processes or day-to-day portfolio management of the Companies.

Q.	Will the proposed new advisory agreements affect the portfolio management and strategy of the Companies?

A.
The day-to-day portfolio management, investment objectives and policies, and investment processes of the Companies will not change as a result of entering into the proposed new investment advisory agreements with the Adviser. The Investment Committee of the Adviser will continue to provide investment strategy oversight to the portfolio management team who implements the strategy for each Company’s portfolio.  In addition, each Company will retain its current name and ticker symbol.

Q.	Are there differences between the Companies’ current investment advisory agreements and the proposed new investment advisory agreements?

A.
The proposed new investment advisory agreement for each Company is substantially identical to its current investment advisory agreement, except for the effective dates and the termination dates.  The advisory fee rate paid to the Adviser by each Company under its current investment advisory agreement will not change under the new investment advisory agreement.  The Transaction is not expected to change the level, nature or quality of services provided to the Companies by the Adviser.  Approval of the new investment advisory agreements will simply continue the relationship between each Company and the Adviser.

Q.	Who will pay for the costs and expenses of the Meeting?

A.
The Companies will not bear any costs and expenses associated with the Transaction, including the costs of holding the Meeting, the costs of this proxy solicitation and the costs of mailing the combined proxy statement to stockholders of record as of the record date. Such costs and expenses will be borne by the parties to the Purchase Agreement.

Q.	Are any changes anticipated to any Company’s Board of Directors?

A.
As described in more detail in the combined proxy statement, in order to comply with a safe harbor under Section 15(f) of the 1940 Act, during the three-year period following the completion of the Transaction at least 75% of each Company’s Board of Directors must not be “interested persons” (as defined in the 1940 Act) of the Adviser.  Accordingly, upon consummation of the Transaction, Terry Matlack, a member of each Company’s Board of Directors and a co-founder of the Adviser, is expected to resign from the Board of Directors of each Company.  H. Kevin Birzer, a member of the Adviser’s Investment Committee and a co-founder of the Adviser, is expected to continue to serve as Chairman of the Board of Directors of each Company and each of the Company’s four current independent directors is expected to remain a member of each Company’s Board.

Q.	How does each Company’s Board of Directors suggest that I vote?

A.	The independent directors and the full Board of Directors of each Company unanimously recommends that you vote “FOR” the proposal on the enclosed proxy or voting instruction card.

Q.	How can I vote?

A.
Voting is quick and easy.  You may vote your shares via the internet, by telephone (for internet and telephone voting, please follow the instructions on the proxy ballot), or by simply completing and signing the enclosed proxy ballot, and mailing it in the postage-paid envelope included in this package.  You may also vote in person if you are able to attend the meeting.  However, even if you plan to attend the meeting, we urge you to cast your vote early.  That will ensure your vote is counted should your plans change.

This information summarizes information that is included in more detail in the combined proxy statement.  We urge you to
read the entire combined proxy statement carefully.

 If you have questions, call 1-866-362-9331.

NOVEMBER [•], 2017

TORTOISE ENERGY INFRASTRUCTURE CORPORATION
TORTOISE POWER AND ENERGY INFRASTRUCTURE FUND, INC.
TORTOISE MLP FUND, INC.
TORTOISE PIPELINE & ENERGY FUND, INC.
TORTOISE ENERGY INDEPENDENCE FUND, INC.
11550 Ash Street, Suite 300
Leawood, Kansas 66211
 1-866-362-9331

COMBINED PROXY STATEMENT
FOR SPECIAL SHAREHOLDER MEETING TO BE HELD ON
DECEMBER 21, 2017

This combined proxy statement is being sent to you by the Boards of Directors of each of Tortoise Energy Infrastructure Corporation (“TYG”), Tortoise Power and Energy Infrastructure Fund, Inc. (“TPZ”), Tortoise MLP Fund, Inc. (“NTG”), Tortoise Pipeline & Energy Fund, Inc. (“TTP”) and Tortoise Energy Independence Fund, Inc. (“NDP”) (each a “Company” and collectively, the “Companies”).  The Board of Directors of each Company is asking you to complete and return the enclosed proxy, permitting all shares you own in each Company to be voted at a combined special meeting of stockholders (the “Meeting”) to be held on December 21, 2017.  The Board of Directors of each Company has fixed the close of business on October 17, 2017 as the record date (the “Record Date”) for the determination of stockholders entitled to notice of and to vote at the Meeting and at any adjournment or postponement thereof as set forth in this combined proxy statement.  This combined proxy statement and the enclosed proxy are first being mailed to stockholders on or about November [•], 2017.

Each Company’s reports can be accessed through its link on its investment adviser’s website (www.tortoiseadvisors.com) or on the Securities and Exchange Commission’s (“SEC”) website (www.sec.gov).  You may also request, and each Company will provide to you without charge, a copy of the Company’s most recent annual report and most recent semi-annual report succeeding the annual report, by writing to the Secretary of the Company at the Company’s offices located at 11550 Ash Street, Suite 300, Leawood, Kansas 66211 or by calling the Company at 1-866-362-9331.

Important Notice Regarding the Availability of Proxy Materials for the Special Meeting of Stockholders to be Held on December 21, 2017:  This combined proxy statement is available on the Internet at http://closedendfunds.tortoiseadvisors.com/.  On this site, you will be able to access the proxy statement for the Meeting and any amendments or supplements to the foregoing material required to be furnished to stockholders.

This combined proxy statement sets forth the information that each Company’s stockholders should know in order to evaluate each of the following proposals.  The following table presents a summary of the proposals for each Company and the class of stockholders of the Company being solicited with respect to each proposal.

Proposal for each Company		Class of Stockholders of Each Company Entitled to Vote
1.	To consider and vote on a new investment advisory agreement between the Company and its investment adviser, Tortoise Capital Advisors, L.L.C.	For each of TYG, NTG and TTP — Common Stockholders and Preferred Stockholders, voting as a single class For TPZ and NDP — Common Stockholders voting as a class
2.	To consider and take action upon such other business as may properly come before the meeting, including the adjournment and postponement thereof.	For each of TYG, NTG and TTP — Common Stockholders and Preferred Stockholders, voting as a single class For TPZ and NDP — Common Stockholders voting as a class

PROPOSAL ONE

 APPROVAL OF A NEW INVESTMENT ADVISORY AGREEMENT

Background

Pursuant to the terms of the separate investment advisory agreement between Tortoise Capital Advisors, L.L.C. (the “Adviser”) and each Company (each, a “Current Investment Advisory Agreement” and collectively, the “Current Investment Advisory Agreements”), Tortoise Capital Advisers, L.L.C. currently serves as the investment adviser to each Company and is responsible for the management of the portfolio of each Company.  The date of each Company’s Current Investment Advisory Agreement and the date on which it was last approved by shareholders and last approved for continuance by the Board of Directors is set forth on Appendix A.

On October 18, 2017, Tortoise Investments, LLC (“Tortoise Investments”), the parent company of the Adviser, announced the signing of a definitive agreement for a buy-out of Tortoise Investments. Pursuant to the terms of the Membership Interest Purchase Agreement (the “Purchase Agreement”) between a vehicle formed by Lovell Minnick Partners LLC (“Lovell Minnick”) and owned by certain private funds sponsored by Lovell Minnick and a group of institutional co-investors (the “Acquirer”) and certain members of Tortoise Investments, and subject to certain customary closing conditions, the Acquirer will acquire the equity interests in Tortoise Investments currently held by Montage Investments, LLC (a subsidiary of Mariner Holdings, LLC) and the equity interests currently held by certain of the original founders of the firm. Selling members include Messrs. Zachary Hamel, Kenneth Malvey and Terry Matlack, each currently a member of the Investment Committee and a Managing Director of the Adviser, who will sell their remaining interests in Tortoise and retire from Tortoise upon the closing of the Transaction. Mr. David Schulte, another co-founder of the firm who left Tortoise in 2015, will also sell his remaining equity interests in Tortoise Investments as part of the Transaction. As part of the Transaction, ongoing management and employees are expected to meaningfully increase their ownership of Tortoise Investments. Employees will retain a significant equity interest, with many investing additional capital alongside the Acquirer. Following the closing of the Transaction, it is expected that the Acquirer will own approximately two-thirds of the equity interests in Tortoise Investments and ongoing Tortoise management and employees will own approximately one-third of the equity interests in Tortoise Investments. Lovell Minnick is an independent private equity firm founded in 1999, specializing in financial and business services sectors.

The Board of each Company has been advised that the Transaction has been structured in compliance with the safe harbor provisions of Section 15(f) of the 1940 Act.  The closing of the Transaction is subject to the satisfaction or waiver of customary closing conditions, including shareholder approval of new investment advisory agreements for each Company which have been approved by the Board and receipt of the requisite consents from advisory clients representing a significant percentage of the annual revenues of the Adviser. The parties to the Purchase Agreement may terminate the Purchase Agreement if the Transaction is not consummated by April 1, 2018.

The day-to-day portfolio management, investment objectives and policies, and investment processes of the Companies are not expected to change as a result of the Transaction or entering into the proposed new investment advisory agreements with the Adviser (each a “New Investment Advisory Agreement” and collectively, the “New Investment Advisory Agreements”).  The Investment Committee of the Adviser will continue to provide investment strategy oversight to the portfolio management team who implements the strategy for each Company’s portfolio and the members of the Investment Committee will remain the same except for the founders who are expected to leave Tortoise upon the closing of the Transaction.  P. Bradley Adams, currently Chief Executive Officer, Principal Financial Officer and Treasurer of each of the Companies, will also serve on the Investment Committee for the Companies.  Following the closing of the Transaction, the Adviser will continue to operate independently under the Tortoise brand and will remain located at 11550 Ash Street, Suite 300, Leawood, Kansas 66211.

The closing of the Transaction is subject to the receipt of certain regulatory and client approvals and the satisfaction or waiver of certain other customary closing conditions.  The Transaction will result in a change in control of the Adviser and will, therefore, constitute an “assignment” of the Current Investment Advisory Agreements within the meaning of the Investment Company Act of 1940, as amended (the “1940 Act”).  An investment advisory agreement automatically terminates upon its “assignment” under the applicable provisions of the 1940 Act.

The terms of each New Investment Advisory Agreement are substantially identical to the terms of its corresponding Current Investment Advisory Agreement, except for the effective and termination dates, and would simply continue the relationship between each Company and the Adviser.  The advisory fee rate payable to the Adviser by each Company under its Current Investment Advisory Agreement will not change under its New Investment Advisory Agreement.  The form of the New Investment Advisory Agreement with TYG is attached hereto as Appendix B.  The form of the New Investment Advisory Agreements with TPZ, NTG, TTP and NDP is attached hereto as Appendix C.

Comparison of Current Investment Advisory Agreements and the New Investment Advisory Agreements

The terms of each New Investment Advisory Agreement are substantially identical to those of its corresponding Current Investment Advisory Agreement, except for the effective dates and the termination dates.  If a New Investment Advisory Agreement is approved by stockholders, it will become effective upon completion of the Transaction and will continue in effect for an initial period ending the earlier of (i) December 31, 2019 or (ii) two years from the effective date of the New Investment Advisory Agreement.  Thereafter, each New Investment Advisory Agreement will continue annually, provided that its continuance is approved by the Board of Directors, including a majority of the Directors who are not parties to the New Investment Advisory Agreement or “interested persons” (as defined in the 1940 Act) of any such party (the “Independent Directors”), at a meeting called for that purpose, or by vote of a majority of the outstanding shares of the applicable Company.  The Board of Directors, including the Independent Directors, last approved the continuance of each Current Investment Advisory Agreement in October 2017.  Below is a comparison of certain terms of each Current Investment Advisory Agreement to the corresponding New Investment Advisory Agreement.

Investment Advisory Services. The investment advisory services to be provided by the Adviser to each Company are the same under the Current Investment Advisory Agreements and the New Investment Advisory Agreements.  Each Current Investment Advisory Agreement and its corresponding New Investment Advisory Agreement provide that the Adviser shall furnish an investment program, investment research, advice and supervision to the Company, subject always to the overall investment objectives of the Company, policies and instructions as the Board of Directors may from time to time establish, and provisions of the Company’s Articles of Incorporation, Bylaws, and any registration statements filed with the Securities and Exchange Commission (the “Commission”), as any of the same may be amended or supplemented from time to time.  The Adviser shall determine what securities shall be purchased by the Company, what securities shall be held or sold by the Company, and what portion of the Company’s assets shall be held uninvested as cash or in other liquid assets.  The Adviser will exercise full discretion and act for the Company with respect to purchases, sales or other transactions, as well as with respect to other things necessary or incidental to the furtherance or conduct of such purchases, sales or other transactions.  The Current Investment Advisory Agreement and the New Investment Advisory Agreement for each of TPZ, NTG, TTP and NDP additionally provide that the Adviser may (i) determine the composition of the portfolio of the Company, the nature and timing of the changes therein and the manner of implementing such changes, (ii) identify, evaluate and negotiate the structure of the investments made by the Company, (iii) perform due diligence on prospective portfolio companies, (iv) close and monitor the Company’s investments, and (v) provide the Company with such other investment advisory, research and related services as the Company may reasonably require for the investment of its funds.

Compensation.  The fee structure and advisory fee rate under each Current Investment Advisory Agreement are the same as its corresponding New Investment Advisory Agreement.  Under each Current Investment Advisory Agreement and its corresponding New Investment Advisory Agreement, fees are calculated based on a percentage of the “Managed Assets” of the Company.  Managed Assets means a Company’s total assets (including any assets attributable to leverage that may be outstanding) minus accrued liabilities (other than liabilities attributable to financial leverage).  In the case of TYG and NTG, for the purpose of determining Managed Assets, assets exclude net deferred tax assets and liabilities exclude deferred tax liabilities.

The advisory fee rate under the terms of each Company’s Current Investment Advisory Agreement are identical to its corresponding New Investment Advisory Agreement as follows:

Annual Fee Rate
TYG	0.95% of average monthly Managed Assets up to $2.5 billion 0.90% of average monthly Managed Assets between $2.5 billion and $3.5 billion 0.85% of average monthly Managed Assets above $3.5 billion
TPZ	0.95% of average monthly Managed Assets
NTG	0.95% of average monthly Managed Assets
TTP	1.10% of average monthly Managed Assets
NDP	1.10% of average monthly Managed Assets

The advisory fee for TYG is calculated and accrued monthly.  The advisory fee for TPZ, NTG, TTP and NDP is calculated and accrued daily.  For each Company, the advisory fee is payable quarterly within five (5) days of the end of each calendar quarter.  The amount of fees paid to the Adviser during each Company’s most recently ended fiscal year is set forth in Appendix D.

Payment of Expenses.  Under each Current Investment Advisory Agreement and New Investment Advisory Agreement, the Company will pay all expenses other than those expressly stated to be payable by the Adviser. Expenses paid by the Company include, without limitation, expenses of maintaining the Company and continuing its existence, commissions, spreads, fees and other expenses connected with the acquisition, holding and disposition of securities and other investments, legal and accounting expenses, taxes and interest, governmental fees, listing expenses, regulatory expenses including furnishing reports, registration fees and communicating with shareholders, insurance expenses, membership dues, fees related to custodial, transfer, valuation and other administrative expenses, compensation of directors of the Company who are unaffiliated with the Adviser, expenses incurred in leveraging of the Company’s assets, Company organization expenses, expenses related to the offering of Company securities and such non-recurring items as may arise.

Other Services.  Under each Current Investment Advisory Agreement and New Investment Advisory Agreement, the Adviser agrees to furnish administrative services, other than services provided by the Company’s custodian, accounting agent, administrator, dividend and interest paying agent and other services providers, necessary to the operation of the Company.  Specifically, the Adviser is authorized to conduct relations with custodians, depositaries, underwriters, brokers, dealers, placement agents, banks, insurers, accountants, attorneys, pricing agents and other persons as may be deemed necessary or desirable.  The Adviser shall also oversee the performance of, and payment of the fees to, the service providers, make reports and recommendations to the Board of Directors, assist and liaise with service providers in the preparation and filing of regulatory reports, proxy statements, shareholder reports and Board materials, establish and oversee the implementation of borrowing facilities or other forms of leverage authorized by the Board of Directors, and generally supervise any other aspects of the Company’s administration as agreed to by the Company and Adviser.  The Company shall reimburse the Adviser or its affiliates for any out-of-pocket expenses incurred in providing these administrative duties.  The Current Investment Advisory Agreement and New Investment Advisory Agreement of TPZ, NTG, TTP and NDP further provide that to the extent the Adviser expects to provide administrative services that the agreement contemplates would be provided by a third party, the Adviser may propose to the Board of Directors a separate Administrative Agreement that provides for the Adviser to provide such services with separate compensation to the Adviser.

Liability of Adviser.  Under each Current Investment Advisory Agreement and New Investment Advisory Agreement, the Adviser will not be liable for any default, failure or defect in any of the securities compromising the Company’s portfolio if it has satisfied the duties and the standard of care, diligence and skill.  The Adviser shall be liable, however, for any loss, damage, claim, cost, charge, expense or liability resulting from the Adviser’s willful misconduct, bad faith or gross negligence, or a material breach or default of the Adviser’s obligations under the Current Investment Advisory Agreement or New Investment Advisory Agreement.

Continuance. The Current Investment Advisory Agreement for each Company continues in effect for successive one-year periods after its initial term, if such continuance is specifically approved at least annually (a) either by the Board of Directors or by the vote of “a majority of the outstanding voting securities” of the Company (as defined in Section 2(a)(42) of the 1940 Act), and (b) by the affirmative vote of a majority of the directors who are not parties to, or “interested persons” (as defined in the 1940 Act) of parties to, the Current Investment Advisory Agreements.  The New Investment Advisory Agreements shall have an initial term ending the earlier of (i) December 31, 2019 or (ii) two years from the effective date of the New Investment Advisory Agreement, and will continue thereafter for successive one-year periods if approved annually in the same manner required under the Current Investment Advisory Agreements.

Termination.  Each Current Investment Advisory Agreement and its corresponding New Investment Advisory Agreement provide that they may be terminated by the Company at any time, without the payment of any penalty, by the Board of Directors of the Company or by the vote of the holders of a majority of the outstanding shares of the Company on 60 days written notice to the Adviser.  Each Current Investment Advisory Agreement and its corresponding New Investment Advisory Agreement provide that they may be terminated by the Adviser at any time, without the payment of any penalty, upon 60 days written notice to a Company.  Each Current Investment Advisory Agreement and its corresponding New Investment Advisory Agreement also provide that they will automatically terminate in the event of an “assignment” (as defined in the 1940 Act).

Information Regarding the Adviser

The Adviser is located at 11550 Ash Street, Suite 300, Leawood, Kansas 66211. The Adviser specializes in essential asset investing. The Adviser was formed in October 2002 to provide portfolio management services to institutional and high-net worth investors seeking professional management of their MLP investments. As of September 30, 2017, the Adviser had approximately $16.0 billion of assets under management.

The Adviser is wholly-owned by Tortoise Investments, LLC (“Tortoise Investments”), a holding company. Employees under the Tortoise Investments family, including the members of the Adviser’s Investment Committee, hold a minority interest in Tortoise Investments, and Montage Investments, LLC (“Montage Investments”) owns a majority interest in Tortoise Investments.

The investment management of the portfolio of each Company is the responsibility of the Adviser’s Investment Committee, currently consisting of H. Kevin Birzer, Zachary A. Hamel, Kenneth P. Malvey, Terry C. Matlack, Brian A. Kessens, James R. Mick, Matthew G.P. Sallee and Robert J. Thummel, Jr. The Investment Committee provides investment strategy oversight to the portfolio management team who implements the strategy.  While responsibility for monitoring, review, and analysis of individual securities is spread among various individual members of the portfolio management team, all portfolio management decisions and reviews are based on a team approach.

Following the closing of the Transaction, the Investment Committee with respect to the Companies will consist of Messrs. Birzer, Sallee, Mick, Kessens, and Thummel (all existing members of the Investment Committee), and P. Bradley Adams.

H. Kevin Birzer.  Mr. Birzer has been a Managing Director and member of the Investment Committee of the Adviser since 2002. Mr. Birzer, Chief Executive Officer of our Adviser, has served as a Director and Chairman of the Board of each Company since its inception.  Mr. Birzer, who was a member in Fountain Capital Management, L.L.C. (“Fountain Capital”), a high yield bond management firm, from 1990 to May 2009, began his career in 1981. Mr. Birzer graduated with a Bachelor of Business Administration degree from the University of Notre Dame and holds a Master of Business Administration degree from New York University. He earned his CFA designation in 1988.

Brian A. Kessens.  Mr. Kessens joined the Adviser in 2008. He has been a portfolio manager of the Adviser since July 2013, a Managing Director of the Adviser since January 2015, and a member of the Investment Committee of the Adviser since June 30, 2015.  Mr. Kessens has served as President of TTP and TPZ since June 30, 2015.  He was a senior investment analyst of the Adviser from June 2012 to July 2013, and an investment analyst from 2008 to June 2012.  Previously, from 2004 to 2008, he was a vice president in Citigroup’s global energy investment banking practice. Prior to Citigroup, he served from 1997 to 2002 as a field artillery officer in the United States Army. Mr. Kessens earned a Master of Business Administration from Columbia Business School in New York and a Bachelor of Science in economics from the United States Military Academy at West Point. He earned his CFA designation in 2006.

James R. Mick.  Mr. Mick joined the Adviser in 2006. He has been a portfolio manager of the Adviser since July 2013, a Managing Director of the Adviser since January 2014, and a member of the Investment Committee of the Adviser since June 30, 2015.  He was a senior investment analyst of the Adviser from June 2012 to July 2013, an investment analyst from 2011 to June 2012, and a research analyst from 2006 to 2011.  Previously, he was a senior finance specialist at General Electric Insurance Solutions (now Swiss Re) from 2003 to 2006 and a senior auditor at Ernst & Young from 2000 to 2003. Mr. Mick earned Bachelor of Science degrees in business administration and accounting and a Master of Accounting and Information Systems degree from the University of Kansas. He earned his CFA designation in 2010.

Matthew G.P. Sallee.  Mr. Sallee joined the Adviser in 2005.  He has been a portfolio manager of the Adviser since July 2013, a Managing Director of the Adviser since January 2014, and a member of the Investment Committee of the Adviser since June 30, 2015.  Mr. Sallee has served as President of TYG and NTG since June 30, 2015.  He was a senior investment analyst of the Adviser from June 2012 to July 2013, an investment analyst from 2009 to June 2012, and a research analyst from 2005 to 2009.  Previously, he served for five years (from 2000 to 2005) as a senior financial analyst with Aquila, Inc., where he was responsible for analysis of capital allocation at the firm’s communications infrastructure subsidiary, Everest Connections. Mr. Sallee graduated magna cum laude from the University of Missouri with a degree in business administration.  He earned his CFA designation in 2009.

Robert J. Thummel, Jr.  Mr. Thummel joined the Adviser in 2004.  He has been a portfolio manager of the Adviser since July 2013, a Managing Director of the Adviser since January 2014, and a member of the Investment Committee of the Adviser since June 30, 2015.  Mr. Thummel has served as President of NDP since June 30, 2015.  He was a senior investment analyst of the Adviser from June 2012 to July 2013, and an investment analyst from 2004 to June 2012.  Mr. Thummel was previously the president of TYN from 2008 until the fund was merged into TYG in June 2014.  Previously, he was director of finance at KLT Inc., a subsidiary of Great Plains Energy, from 1998 to 2004 and a senior auditor at Ernst & Young from 1995 to 1998.  Mr. Thummel earned a Bachelor of Science in accounting from Kansas State University and a Master of Business Administration degree from the University of Kansas.

P. Bradley Adams.  Mr. Adams joined the Adviser in 2005 and oversees Tortoise’s financial operations.  He has been a Managing Director of the Adviser since January 2013 and was Director of Financial Operations of the Adviser from 2005 to January 2013.  He is also the Chief Executive Officer, Principal Financial Officer and Treasurer of each of the Companies.  Previously, he served as a consultant to the financial services industry and was vice president of finance and operations, chief operating officer and director of Jones & Babson, Inc., an investment company distributor and service provider.  Mr. Adams earned a Bachelor of Science degree in finance from the University of Wyoming and a Master of Business Administration degree from Rockhurst University in Kansas City, Missouri.

Information regarding other registered investment companies or series thereof (other than the Companies) managed by the Adviser, that have similar investment strategies to a Company is set forth in Appendix E to this Proxy Statement.

Additional information regarding the officers, directors, beneficial owners and other personnel of the Adviser is set forth in Appendix G to this Proxy Statement.

Lovell Minnick Partners LLC, located at 150 N. Radnor Chester Road, Radnor, PA, 19087, is an independent private equity firm found in 1999, which specializes in financial and business services sectors.

Matters Considered by the Board of Directors of each Company in approving the New Investment Advisory Agreement

The Current Investment Advisory Agreement for each Company was reviewed and, by unanimous vote, renewed by such Company’s Board of Directors, including the Independent Directors, at an in-person meeting held on October 16, 2017.  Such renewal term expires upon the earlier to occur of the closing of the Transaction or December 31, 2018.  As the same meeting, the Board of Directors, including the Independent Directors, reviewed and unanimously approved the New Investment Advisory Agreements for each Company, subject to requisite stockholder approval and the closing of the Transaction.

As the Current Investment Advisory Agreements and the New Investment Advisory Agreements were reviewed and considered by each Company’s Board of Directors contemporaneously, and they are substantially identical except for the effective and termination dates, the Board of Director’s analysis of them engaged a parallel process and, with respect to the New Investment Advisory Agreements, drew additional focus on the expected effect that the change of control of the Adviser would have on the Adviser and the Company’s relationship with the Adviser.

In preparation for its review of the Current Investment Advisory Agreement and the New Investment Advisory Agreement, the Independent Directors of each Company consulted with independent legal counsel regarding the factors to be considered in its review and the nature of information to be provided, and through its independent legal counsel the Independent Directors sent a detailed formal request for information to the Adviser.  In addition to materials received and reviewed by the Board of Directors throughout the year, the Adviser provided extensive information, including information from independent third party sources, and the directors reviewed such information, over the course of several weeks in response to this request.

For each Company,  the Adviser provided information to assist the Board of Directors in assessing, among other things,  the nature, extent and quality of advisory, administrative and other services provided by the Adviser, the investment performance of the Company (including a comparison of  advisory fees and total expenses of the Company to other peer funds), the cost of services provided (including a comparison of  advisory fees and total expenses of the Company to other peer funds), the profitability of the advisory contract to the Adviser, the potential for economies of scale, if any, and the collateral benefits the Adviser may derive from its relationship with the Company.

In August 2017, the Independent Directors consulted with its independent legal counsel regarding the legal issues and items to consider in a potential change of control of the Adviser.  Working with its independent legal counsel, the Independent Directors provided to the Adviser a document requesting information from the potential acquirer, to assist the Board of Directors in assessing the potential acquirer and the impact that the change of control would have on the Adviser’s relationship with the Companies and the factors considered in reviewing and approving a new investment advisory agreement.  The Board of Directors met several times in September 2017 to review and discuss these considerations.

After the Adviser’s decision to engage in exclusive negotiations with Lovell Minnick, the Board of Directors held an in-person meeting on October 2, 2017 to meet with representatives of the Adviser and Lovell Minnick.  At this meeting, Lovell Minnick outlined its background, expertise and experience, described its business, operational and management plans for the Adviser following the closing of the Transaction, summarized the principal terms of the Transaction, and answered such questions as were raised at the meeting.  Later that day, Lovell Minnick provided to the Board of Directors, in response to the written request for information submitted by the Independent Directors, detailed information to assist the Board of Directors of each Company in its review and consideration of the New Investment Advisory Agreement and the effect that the Transaction would have on the Adviser and its relationship with the Company (“Transaction Materials”).

The Board of Directors of each Company reviewed the Transaction Materials, along with the materials it had received for its general review of the Current Investment Advisory Agreement and the New Investment Advisory Agreement, and held a meeting with the Adviser on October 9, 2017 to discuss and address issues and questions.  The Transaction Materials provided to the Board of Directors included, among other things, responsive information regarding (1) the organizational and operational structure of Acquirer and how the Adviser would be integrated into that structure, (2) the background and qualifications of Lovell Minnick and the executives who will be primarily responsible for the Acquirer’s relationship with the Adviser, (3) the capitalization and financial condition of the Acquirer, (4) the financing arrangements for the Transaction and the implications of leverage upon the Adviser, (5) whether after the Transaction there were plans to change the business, operations or management of the Adviser, (6) Acquirer’s availability of capital for future investments in the Adviser, (7) legal, litigation and regulatory matters, including Lovell Minnick’s compliance policies, (8) potential conflicts of interest that may arise due to the Acquirer’s ownership of the Adviser, (9) the draft definitive purchase agreement and a summary of the terms of the Transaction, including closing conditions, and (10) confirmation that the Transaction is structured to comply with the safe harbor of Section 15(f) of the 1940 Act, and that the Company would not bear any expenses related to the Transaction.  At the meeting, the Board of Directors also reviewed and discussed the terms of the Transaction.

Based upon its review, at an in-person meeting held on October 16, 2017, the Board of Directors of each Company, including the Independent Directors meeting in executive session with its independent legal counsel, unanimously concluded that it was in the best interest of the Company and its stockholders to approve the New Investment Advisory Agreement for a term expiring upon the earlier of (i) December 31, 2019 or (ii) two years from the effective date of the New Investment Advisory Agreement, subject to stockholder approval and the closing of the Transaction, and resolved to recommend that the stockholders of the Company approve the New Investment Advisory Agreement with respect to such Company.

In connection with each Board of Director’s consideration of the New Investment Advisory Agreement, the directors considered, among other information and factors, the following factors regarding the Transaction’s effect upon the Adviser and the Company’s relationship with the Adviser:

•	the statements of Lovell Minnick and the Adviser to the Board of Directors that:

○	the day-to-day portfolio management, investment objectives and policies, and investment processes of the Company will not change in any material respect as a result of the Transaction;

○
the Transaction does not require or propose any change in the Adviser’s day-to-day portfolio management teams or key personnel, except that certain founders of the Adviser are expected to leave Tortoise upon the closing of the Transaction;

○
the services provided by the Adviser to the Company will be of the same or improved quality following the closing of the Transaction as those in effect immediately prior to the closing of the Transaction;

○	there will be no impact on the profitability of the Adviser as a result of the Transaction;

○
the Acquirer and the Adviser intend to comply with the safe harbor provisions of Section 15(f) of the 1940 Act, including having Independent Directors comprise 75% or more of the Company’s Board of Directors for three years following the closing of the Transaction and they will use reasonable best efforts not to engage in activities that would impose an “unfair burden” (within the meaning of Section 15(f)) on the Companies for a period of two years following the closing of the Transaction.

•
except for provisions relating to effectiveness and termination dates, the terms of the New Investment Advisory Agreement are substantially identical to the Current Investment Advisory Agreement, including the fee and expense structure and the advisory fee rate;

•
the investment advisory and administrative services to be provided to the Company by the Adviser are the same under the Current Investment Advisory Agreement and the New Investment Advisory Agreements;

•
the impact of the Transaction on the Adviser’s day-to-day operations, including, without limitation, the potential increase in resources available to the Adviser personnel as a result of the Transaction;

•	the anticipated capitalization and level of indebtedness of the Adviser following the closing of the Transaction;

•	the reputation, capabilities, experience, organizational structure and financial resources of Lovell Minnick;

•	the long-term business goals of Lovell Minnick and the Adviser with regard to the business and operations of the Adviser;

•
that stockholders of the Companies will not bear any costs in connection with the Transaction, as the parties to the Purchase Agreement will bear the costs, fees and expenses incurred by the Companies in connection with this Proxy Statement, the solicitation of proxies, and any other costs of the Companies associated with the Transaction; and

•
the terms of the Transaction, including payments made by the Acquirer to the owners of the Adviser in connection with the Transaction, Tortoise ongoing management and employees retaining a significant equity interest in Tortoise with many investing additional capital alongside the Acquirer, and employment relationships of the Adviser’s key personnel following closing of the Transaction.

The Board of Directors of each Company, including the Independent Directors, considered and evaluated all the information provided to it by the Adviser and Lovell Minnick. The directors did not identify any single factor as being all-important or controlling, and each director may have attributed different levels of important to different factors. In deciding to approve the New Investment Advisory Agreement, and in addition to factors described above, the Board of Directors’ decision included an assessment of the following factors.

Nature, Extent and Quality of Services Provided.  The Board of Directors considered information regarding the history, qualification and background of the Adviser and the individuals who will be primarily responsible for the portfolio management of the Company. Additionally, the Board of Directors considered the quality and extent of the resources devoted to research and analysis of the Company’s actual and potential investments, including the research and decision-making processes utilized by the Adviser, as well as risk oversight and the methods adopted to seek to achieve compliance with the investment objectives, policies and restrictions of the Company, and meeting regulatory requirements. Further, the Board of Directors considered the quality and depth of the Adviser personnel (including the number and caliber of portfolio managers and research analysts involved and the size and experience of the investment, accounting, trading, client service and compliance teams dedicated to the Company), the fact that the current day-to-day portfolio management teams of the Adviser will continue to be engaged in the investment management of the Company’s portfolio, and other Adviser resources and plans for growth, use of affiliates of the Adviser, and the particular expertise with respect to energy companies, MLP markets and financing (including private financing).

In addition to advisory services, the Board of Directors considered the quality of the administrative and other non-investment advisory services provided to the Company. The Adviser will provide the Company with certain services (in addition to any such services provided to the Company by third parties) and officers and other personnel as are necessary for the operations of the Company. In particular, the Adviser will provide the Company with the following administrative services, among others: (1) preparing disclosure documents, such as periodic stockholder reports and the prospectus and the statement of additional information in connection with public offerings; (2) communicating with analysts to support secondary market analysis of the Company; (3) oversight of daily accounting and pricing; (4) preparing periodic filings with regulators and stock exchanges; (5) overseeing and coordinating the activities of other service providers; (6) organizing Board meetings and preparing the materials for such Board meetings; (7) providing compliance support; (8) furnishing analytical and other support to assist the Board of Directors in its consideration of strategic issues; (9) the responsible handling of the leverage target; and (10) performing other administrative services for the operation of the Company, such as press releases, fact sheets, investor calls, leverage financing, tax reporting, tax management, fulfilling regulatory filing requirements and investor relations services.

The Board of Directors considered the Adviser’s and Lovell Minnick’s representations that Lovell Minnick intends for the Adviser to continue to operate following the closing of the Transaction in much the same manner as it operates today, and that the impact of the Transaction on the day-to-day operations of the Adviser would be neutral or positive. The Board of Directors also considered the likelihood that the Transaction may result in increased resources available to the Adviser’s personnel in day-to-day operations as well as strategically.

The Board of Directors also reviewed information received from the Adviser and the Company’s Chief Compliance Officer regarding the compliance policies and procedures established pursuant to the 1940 Act and their applicability to the Company, including the Company’s code of ethics.   The Board of Directors considered Lovell Minnick’s statements that the Adviser’s compliance policies and procedures (including ethics policies and procedures), disaster recovery program and cybersecurity infrastructure would be the same, or improved, following the closing of the Transaction.

The Board of Directors concluded that the nature of the Company and the specialized expertise of the Adviser in the niche market of MLPs for each of TYG and NTG and the energy market for each of TTP, NDP and TPZ, as well as the nature, extent and quality of services provided by the Adviser to the Company, made it qualified to serve as the adviser. The Board of Directors recognized that Lovell Minnick’s and the Adviser’s investment horizon correlated well to the investment strategy of the Company. The Board of Directors reviewed the financial information, including information regarding existing and anticipated indebtedness, provided by the Adviser and Lovell Minnick and concluded that upon closing of the Transaction, the Adviser will have the financial resources to meet its obligations to the Company.

The Board of Directors concluded that they are satisfied with the nature, extent and quality of services that the Adviser will provide to each Company under the New Investment Advisory Agreement and that the nature, extent and quality of services provided by the Adviser under the Current Investment Advisory Agreement are expected to continue under the New Investment Advisory Agreement at the same or improved levels.

Investment Performance, Costs of Services, Profitability.

The Board of Directors reviewed and evaluated information regarding the Company’s performance and the performance of other Adviser accounts (including other investment companies), and information regarding the nature of the markets during the performance period, with a particular focus on the MLP sector for each of TYG and NTG and on the energy sector for each of TTP, NDP and TPZ.  The Board of Directors considered the Company’s investment performance against peer funds for the following periods, where applicable: one year, three year, five year, ten year, 2015, 2016, 2017 year-to-date and since inception for each of TYG, NTG, TTP, NDP and TPZ. Additionally, the Board of Directors considered each Company’s performance against a specialized sector (including a custom composite of sector indices (“custom composite”) for each of TTP and TPZ) and more general market indices for the fiscal year-to-date, one year and since inception periods for each Company. The Board of Directors also considered senior management’s and portfolio managers’ analysis of the reasons for any over-performance or underperformance against its peers and/or sector market indices, as applicable. The Board of Directors noted that for the relevant periods, based on NAV: TYG’s performance outperformed and underperformed the median for its peers depending on the period, and outperformed  and underperformed sector market indices depending on the period and the index and outperformed and underperformed the general market index depending on the period; NTG’s performance outperformed and underperformed the median for its peers depending on the period, and outperformed and underperformed the specialized sector and general market indices depending on the period; TTP’s performance outperformed and underperformed the median for its peers depending on the period, and outperformed and underperformed the custom composite, the specialized sector market index and the general market index depending on the period and the index; NDP’s performance outperformed and underperformed the median for its peers depending on the period, and outperformed and underperformed the specialized sector market index and outperformed and underperformed the general market index depending on the period; and TPZ’s performance outperformed and underperformed the median for its peers depending on the period and outperformed and underperformed the custom composite and the general market index depending on the period. The Board of Directors noted that for the relevant periods, based on market price, each of TYG, NTG and TTP outperformed and underperformed the median for its peers depending on the period; NDP outperformed and underperformed the median  for its peers depending on the period, and TPZ outperformed and underperformed the median for its peers depending on the period. For each of TTP and TPZ, the Board of Directors noted the lack of peers and sector market indices with similar strategies to the Company and also took into account the custom composite to better reflect the strategy of the Company. The Adviser believes that performance relative to the applicable custom composite for each of TTP and TPZ is an appropriate performance metric for the Company.  The Board of Directors also noted that the custom composites for TTP and TPZ and the sector market indices are pre expenses, in contrast to the Company and its peers, and the sector market indices are pre-tax accrual in contrast to TYG and NTG and their MLP peers. The Board of Directors also noted differences across the peer universe in distribution and leverage strategies, including the Company’s focus on sustainable distributions and leverage strategy, and took into account that stockholders, in pursuing their investment goals and objectives, may have purchased their shares based upon the reputation and the investment style, long-term philosophy and strategy of the Adviser. The Board of Directors also considered discussions with the Adviser regarding a variety of initiatives for the Company, including the Adviser’s plans to continue aftermarket support and investor communications regarding recent market price performance. The Board of Directors also noted differences across the peer universe in distribution and leverage strategies, including the Company’s focus on sustainable distributions and leverage strategy, and took into account that stockholders, in pursuing their investment goals and objectives, may have purchased their shares based upon the reputation and the investment style, long-term philosophy and strategy of the Adviser. Based upon their review and also considering market conditions and volatility, the Board of Directors concluded that each Company’s performance has been reasonable based on the Company’s strategy and compared to other closed-end funds that focus on the MLP sector (for each of TYG and NTG) and the energy sector (for each of TTP, NDP and TPZ) and that the Company has generated reasonable returns for investors.

The Adviser provided detailed information concerning its cost of providing services to the Company, its profitability in managing the Company, its overall profitability, and its financial condition. The Board of Directors reviewed the methodology used to prepare this financial information. This financial information regarding the Adviser is considered in order to evaluate the Adviser’s financial condition, its ability to continue to provide services under the New Investment Advisory Agreement, and the reasonableness of the current advisory fee, and was, to the extent possible, evaluated in comparison to other more specialized investment advisers.

The Board of Directors considered and evaluated information regarding fees charged to, and services provided to, other investment companies advised by the Adviser (including the impact of any fee waiver or reimbursement arrangements and any expense reimbursement arrangements), and fees charged to separate institutional accounts and other accounts managed by the Adviser. The information provided to the Board of Directors discussed the significant differences in scope of services provided to the Company and to the Adviser’s other non-closed-end fund clients. The Board of Directors considered the fee comparisons in light of the different services provided in managing these other types of clients. The Board of Directors considered and evaluated the information they received comparing the Company’s contractual annual advisory fee and overall expenses with a peer group of comparable closed-end funds with similar investment objectives and strategies, including other MLP or energy investment companies, as applicable depending on the Company, determined by the Adviser. Given the specialized universe of managers and funds fitting within the criteria for the peer group as well as a lack of reliable, consistent third party data, the Adviser did not believe that it would be beneficial to engage the services of an independent third-party to prepare the peer group analysis, and the Independent Directors concurred with this approach. The Adviser provided information on the methodology used for determining the peer group.

The Board of Directors reviewed and considered the advisory fee payable by the Company under the New Investment Advisory Agreement.  The Board of Directors compared the Company’s contractual advisory fee and total expense ratio to industry data with respect to other mutual funds in the same peer group.  The Board noted that the advisory fee rates payable to the Adviser would be the same under the New Investment Advisory Agreement as they are under the Current Investment Advisory Agreement, which had been determined to be reasonable in connection with the Board of Directors’ consideration and renewal of the Current Investment Advisory Agreement. The Board of Directors concluded that the fees (including the advisory fee) and expenses that the Company is paying under the New Investment Advisory Agreement, as well as the operating expense ratios of the Company, are reasonable given the quality of services provided under the New Investment Advisory Agreement and that such fees and expenses are reasonable compared to the fees charged by advisers to comparable funds.

Economies of Scale. The Board of Directors considered information from the Adviser concerning whether economies of scale would be realized as the Company grows, and whether fee levels reflect any economies of scale for the benefit of the Company’s stockholders.  In addition, the Board of Directors considered any potential economies of scale that may result from the Transaction and whether fee levels reflect any economies of scale for the benefit of the Company’s stockholders. The Board of Directors concluded that economies of scale are difficult to measure and predict overall and that such economies of scale could not be predicted in advance of the closing of the Transaction. Accordingly, the Board of Directors reviewed other information, such as year-over-year profitability of the Adviser generally, the profitability of its management of the Company, and the fees of competitive funds not managed by the Adviser over a range of asset sizes. The Board of Directors concluded the Adviser will appropriately be sharing any economies of scale through its fee structure under the New Investment Advisory Agreements and through reinvestment in its business resources to provide stockholders additional content and services.

Collateral Benefits Derived by the Adviser.  The Board of Directors reviewed information from the Adviser and Lovell Minnick concerning collateral benefits it may receive as a result of its relationship with the Company. The Board of Directors concluded that the Adviser generally does not and will not directly use the Company’s or stockholder information to generate profits in other lines of business, and therefore would not derive any significant collateral benefits from them.

The Board of Directors did not, with respect to their deliberations concerning their approval of the New Investment Advisory Agreements, consider the benefits the Adviser may derive from relationships the Adviser may have with brokers through soft dollar arrangements because the Adviser does not employ any third party soft dollar arrangements in rendering its advisory services. The Adviser receives unsolicited research from some of the brokers with whom it places trades on behalf of clients, however, the Adviser has no arrangements or understandings with such brokers regarding receipt of research in return for commissions. The Adviser does not consider this research when selecting brokers to execute fund transactions and does not put a specific value on unsolicited research, nor attempt to estimate and allocate the relative costs or benefits among clients.

Conclusion. On the basis of such information as the Board of Directors considered necessary to the exercise of its reasonable business judgment and its evaluation of all of the factors described above, and after the Independent Directors’ separate consultation with its independent legal counsel, the Board of Directors concluded that their analysis favored approval of the New Investment Advisory Agreement for each Company, and that (a) the terms and conditions thereof are fair and reasonable and in the best interests of the Company and its stockholders, and (b) the Transaction would not result in the imposition of an unfair burden on the Company or their stockholders. The Board of Directors therefore unanimously approved the New Investment Advisory Agreement between each Company and the Adviser.

Section 15(f) of the 1940 Act

The Board has been advised that the parties to the Purchase Agreement have structured the Transaction in reliance upon Section 15(f) of the 1940 Act.  Section 15(f) of the 1940 Act provides that when a sale of an interest in an investment adviser of a registered investment company occurs that results in an assignment of an investment advisory agreement, the investment adviser or any of its affiliated persons may receive any amount or benefit in connection with the sale so long as two conditions are satisfied.  The first condition of Section 15(f) is that during the three-year period following the completion of the transaction, at least 75% of the investment company’s board of directors must not be “interested persons” (as defined in the 1940 Act) of the investment adviser or predecessor adviser.  In order to meet this test it is expected that Terry Matlack, a member of each Company’s Board of Directors and a co-founder of the Adviser, is expected to resign from the Board of Directors of each Company upon completion of the Transaction.  Second, an “unfair burden” (as defined in the 1940 Act) must not be imposed on the investment company as a result of the transaction relating to the sale of such interest, or any express or implied terms, conditions or understandings applicable thereto.  The term “unfair burden” includes any arrangement during the two-year period after the transaction whereby the investment adviser (or predecessor or successor adviser), or any “interested person” (as defined in the 1940 Act) of such an adviser, receives or is entitled to receive any compensation, directly or indirectly, from the investment company or its security holders (other than fees for bona fide investment advisory or other services) or from any person in connection with the purchase or sale of securities or other property to, from or on behalf of the investment company (other than bona fide ordinary compensation as principal underwriter for the investment company).

Vote Required

The affirmative vote of a “majority of the outstanding voting securities” of a Company is required for approval of Proposal One.  For this purpose, a “majority of the outstanding voting securities” means the affirmative vote of the lesser of (i) more than 50% of the outstanding shares of stock of a Company on the Record Date or (ii) 67% or more of the shares of stock of a Company present at the Meeting if more than 50% of the outstanding shares of stock issued, outstanding and entitled to vote is present in person or by proxy at the Meeting.  Each common share, and in the case of TYG, NTG and TTP, each preferred share, is entitled to one vote on Proposal One.  Abstentions and broker non-votes, if any, will have the effect of a vote against Proposal One.

An unfavorable vote on the proposal to approve the New Investment Advisory Agreement by the stockholders of one Company will not affect the implementation of the proposal by another Company if the proposal is approved by the stockholders of that Company.  However, the New Investment Advisory Agreement will only take effect upon the closing of the Transaction, which is conditioned upon obtaining the satisfaction or waiver of customary closing conditions including the receipt of regulatory approvals and the requisite consents of advisory clients representing a significant portion of the annual revenue of the Adviser.

In the event that the Transaction does not, for any reason, occur, each Current Investment Advisory Agreement will continue in effect in accordance with its terms.

BOARD RECOMMENDATION

The Board of Directors of each Company unanimously recommends that the stockholders of each Company vote “FOR” approval of Proposal One.

INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM

Each Company’s Audit and Valuation Committee selected Ernst & Young LLP (“E&Y”) as the independent registered public accounting firm to audit the books and records of the Company for its fiscal year ending November 30, 2017.  On May 18, 2017, the stockholders of each Company ratified the selection of E&Y.  E&Y is registered with the Public Company Accounting Oversight Board.

MORE INFORMATION ABOUT THE MEETING

Fund Share Ownership.  The number of outstanding shares of each Company, as of the close of business on the Record Date, is included in Appendix F to this Proxy Statement.

Beneficial owners of 5% or more of the outstanding shares of each class of each Company are provided in Appendix H to this Proxy Statement.  To the best knowledge of each Company, no person or entity beneficially owned more than 5% of the outstanding shares of any class of a Fund except as stated in Appendix H.

How Proxies Will Be Voted.  All proxies solicited by the Board of Directors of each Company that are properly executed and received prior to the meeting, and that are not revoked, will be voted at the meeting.  Shares represented by those proxies will be voted in accordance with the instructions marked on the proxy.  If no instructions are specified, shares will be counted as a vote FOR the proposals described in this proxy statement.

How To Vote.  You may vote your shares via the internet, by telephone (for internet and telephone voting, please follow the instructions on the proxy ballot), or by simply completing and signing the enclosed proxy ballot, and mailing it in the postage-paid envelope included in this package.  You may also vote in person if you are able to attend the meeting.  However, even if you plan to attend the meeting, we urge you to cast your vote early.  That will ensure your vote is counted should your plans change.

Expenses and Solicitation of Proxies.  The expenses of preparing, printing and mailing the enclosed proxy card, the accompanying notice and this proxy statement and all other costs, in connection with the solicitation of proxies will be borne by the parties to the Purchase Agreement.

Such parties may also reimburse banks, brokers and others for their reasonable expenses in forwarding proxy solicitation material to the beneficial owners of shares of the Company.  In order to obtain the necessary quorum for a Company at the meeting, additional solicitation may be made by mail, telephone, telegraph, facsimile or personal interview by representatives of the Company, the Adviser, the Company’s transfer agent, or by brokers or their representatives or by a solicitation firm that may be engaged by the Company to assist in proxy solicitations.  The Companies have engaged AST Fund Solutions, LLC (“AST”) to assist in the solicitation of proxies. The costs associated with printing, mailing and solicitation by AST is expected to be approximately $650,000.00. The cost of solicitation will be borne by the parties to the Purchase Agreement. AST has also been retained as proxy tabulator. None of the Companies will pay any representatives of the Company or the Adviser any additional compensation for their efforts to supplement proxy solicitation.

Revoking a Proxy.  With respect to each Company, at any time before it has been voted, you may revoke your proxy by:  (1) sending a letter stating that you are revoking your proxy to the Secretary of the Company at the Company’s offices located at 11550 Ash Street, Suite 300, Leawood, Kansas 66211; (2) properly executing and sending a later-dated proxy; or (3) attending the Meeting, requesting return of any previously delivered proxy, and voting in person.

Quorum.  With respect to each Company, the presence, in person or by proxy, of holders of shares entitled to cast a majority of the votes entitled to be cast (without regard to class) constitutes a quorum.  For purposes of determining the presence or absence of a quorum, shares present at the Meeting that are not voted, or abstentions, and broker non-votes (which occur when a broker has not received directions from customers and does not have discretionary authority to vote the customers’ shares), if any, will be treated as shares that are present at the meeting but have not been voted.

With respect to each Company, if a quorum is not present in person or by proxy at the Meeting, the Chairman of the Meeting or the stockholders entitled to vote at such meeting, present in person or by proxy, have the power to adjourn the Meeting to a date not more than 120 days after the Record Date without notice other than announcement at the Meeting.

Conduct and Adjournment.  Maryland law and each Company’s bylaws provide that the Chairman of the Meeting may prescribe such rules, regulations and procedures and take such action as, in the discretion of such Chairman, are appropriate for the proper conduct of the Meeting.  This may include, without limitation, recessing or adjourning the Meeting to a later date and time and place announced at the Meeting, including for the purpose of soliciting additional proxies if there are insufficient votes at the time of the Meeting to approve any proposal, without notice other than announcement at the Meeting.

ADMINISTRATOR

Each Company has entered into administration agreements with US Bancorp Fund Services, LLC whose principal business address is 615 E. Michigan Street, Milwaukee, Wisconsin 53202.

STOCKHOLDER COMMUNICATIONS

Stockholders are able to send communications to the Board of Directors of each Company.  Communications should be addressed to the Secretary of the applicable Company at its principal offices at 11550 Ash Street, Suite 300, Leawood, Kansas 66211.  The Secretary will forward any communications received directly to the Board of Directors or particular director, as applicable.

STOCKHOLDER PROPOSALS AND NOMINATIONS FOR THE 2018 ANNUAL MEETING

Method for Including Proposals in a Company’s Proxy Statement.  Under the rules of the SEC, if you want to have a proposal included in a Company’s proxy statement for its next annual meeting of stockholders, that proposal must be received by the Secretary of the Company at 11550 Ash Street, Suite 300, Leawood, Kansas 66211, not later than 5:00 p.m., Central Time, on December 4, 2017.  Such proposal must comply with all applicable requirements of Rule 14a-8 of the Exchange Act.  Timely submission of a proposal does not mean the proposal will be included in the proxy material sent to stockholders.

Other Proposals and Nominations.  If you want to nominate a director or have other business considered at a Company’s next annual meeting of stockholders but do not want those items included in such Company’s proxy statement, you must comply with the advance notice provisions of the Company’s Bylaws.  Under each Company’s Bylaws, nominations for director or other business proposals to be addressed at the Company’s next annual meeting may be made by a stockholder who has delivered a notice to the Secretary of the Company at 11550 Ash Street, Suite 300, Leawood, Kansas 66211, no earlier than November 4, 2017 for each of TPZ, NTG, TTP and NDP and December 4, 2017 for TYG, and no later than 5:00 p.m. Pacific Time on December 4, 2017 for each of NTG, TTP and NDP and 5:00 p.m. Central Time on December 4, 2017 for TPZ and January 3, 2018 for TYG.  The stockholder must satisfy certain requirements set forth in the Company’s Bylaws and the notice must contain specific information required by the Company’s Bylaws.  With respect to nominees for director, the notice must include, among other things, the name, age, business address and residence address of any nominee for director, certain information regarding such person’s ownership of Company shares, and all other information relating to the nominee as is required to be disclosed in solicitations of proxies in an election contest or as otherwise required by Regulation 14A under the Exchange Act.  With respect to other business to be brought before the meeting, a notice must include, among other things, a description of the business and any material interest in such business by the stockholder and certain associated persons proposing the business.  Any stockholder wishing to make a proposal should carefully read and review the applicable Company’s Bylaws.  A copy of each Company’s Bylaws may be obtained by contacting the Secretary of the Company at 1-866-362-9331 or by writing the Secretary of the Company at 11550 Ash Street, Suite 300, Leawood, Kansas 66211.  Timely submission of a proposal does not mean the proposal will be allowed to be brought before the meeting.

These advance notice provisions are in addition to, and separate from, the requirements that a stockholder must meet in order to have a proposal included in any Company’s proxy statement under the rules of the SEC.

By Order of the Board of Directors Diane M. Bono Secretary

November [•], 2017

APPENDIX A

 DATES RELATING TO CURRENT INVESTMENT ADVISORY AGREEMENTS

Company	Date of Current Investment Advisory Agreement	Date Current Investment Advisory Agreement Last Approved by Shareholders; Reason for Approval	Date Current Investment Advisory Agreement Last Approved for Continuance by the Board of Directors
TYG	September 15, 2009, as amended June 23, 2014	September 11, 2009 (Change of Control)	October 16, 2017
TPZ	September 15, 2009	September 11, 2009 (Change of Control)	October 16, 2017
NTG	July 27, 2010	July 27, 2010 (Initial Stockholder Approval)	October 16, 2017
TTP	September 12, 2011 (effective October 26, 2011)	October 26, 2011 (Initial Stockholder Approval)	October 16, 2017
NDP	May 24, 2012 (effective July 26, 2012)	May 24, 2012 (Initial Stockholder Approval)	October 16, 2017

A-1

APPENDIX B

 FORM OF INVESTMENT ADVISORY AGREEMENT (TYG)

AGREEMENT made as of this ___ day of ___________, 20___, by and between Tortoise Energy Infrastructure Corporation, a Maryland corporation having its principal place of business in Leawood, Kansas (the “Company”), and Tortoise Capital Advisors, L.L.C., a Delaware limited liability company having its principal place of business in Leawood, Kansas (the “Adviser”).

WHEREAS, the Company is registered under the Investment Company Act of 1940, as amended (the “1940 Act”), as a closed-end, non-diversified management investment company;

WHEREAS, the Adviser is registered under the Investment Advisers Act of 1940, as amended (the “Advisers Act”), as an investment adviser and engages in the business of acting as an investment adviser;

WHEREAS, the Company and the Adviser desire to enter into an agreement to provide for investment advisory services to the Company upon the terms and conditions hereinafter set forth; and

NOW THEREFORE, in consideration of the mutual covenants herein contained and other good and valuable consideration, the receipt of which is hereby acknowledged, the parties agree as follows:

1.	Appointment of Adviser.

The Company appoints the Adviser to act as manager and investment adviser to the Company for the period and on the terms herein set forth.  The Adviser accepts such appointment and agrees to render the services herein set forth, for the compensation herein provided.

2.	Duties of the Adviser.

Subject to the overall supervision and review of the Board of Directors of the Company (“Board”), the Adviser will regularly provide the Company with investment research, advice and supervision and will furnish continuously an investment program for the Company, consistent with the investment objective and policies of the Company.  The Adviser will determine from time to time what securities shall be purchased for the Company, what securities shall be held or sold by the Company and what portion of the Company’s assets shall be held uninvested as cash, subject always to the provisions of the Company’s Charter, Bylaws and its registration statement under the 1940 Act and under the Securities Act of 1933 covering the Company’s shares, as filed with the Securities and Exchange Commission (the “Commission”), and to the investment objective, policies and restrictions of the Company, as each of the same shall be from time to time in effect, and subject, further, to such policies and instructions as the Board may from time to time establish.  To carry out such determinations, the Adviser will exercise full discretion and act for the Company in the same manner and with the same force and effect as the Company itself might or could do with respect to purchases, sales or other transactions, as well as with respect to all other things necessary or incidental to the furtherance or conduct of such purchases, sales or other transactions.

3.	Administrative Duties of the Adviser.

The Adviser agrees to furnish office facilities and clerical and administrative services necessary to the operation of the Company (other than services provided by the Company’s custodian, accounting agent, administrator, dividend paying agent and other service providers).  The Adviser is authorized to conduct relations with custodians, depositaries, underwriters, brokers, dealers, placement agents, banks, insurers, accountants, attorneys, pricing agents, and other persons as may be deemed necessary or desirable.  To the extent requested by the Company, the Adviser shall (i) oversee the performance and fees of the Company’s service providers and make such reports and recommendations to the Board of Directors concerning such matters as the parties deem desirable; (ii) respond to inquiries and otherwise assist such service providers in the preparation and filing of regulatory reports, proxy statements, shareholder communications and the preparation of Board materials and reports; (iii) establish and oversee the implementation of borrowing facilities or other forms of leverage authorized by the Board; and (iv) supervise any other aspect of the Company’s administration as may be agreed upon by the Company and the Adviser.  The Company shall reimburse the Adviser or its affiliates for all out-of-pocket expenses incurred in providing the services set forth in this Section 3.

4.	Delegation of Responsibilities.

The Adviser is authorized to delegate any or all of its rights, duties and obligations under this Agreement to one or more sub-advisers, and may enter into agreements with sub-advisers, and may replace any such sub-advisers from time to time in its discretion, in accordance with the 1940 Act, the Advisers Act, and rules and regulations thereunder, as such statutes, rules and regulations are amended from time to time or are interpreted from time to time by the staff of the Commission, and if applicable, exemptive orders or similar relief granted by the Commission and upon receipt of approval of such sub-advisers by the Board and by shareholders (unless any such approval is not required by such statutes, rules, regulations, interpretations, orders or similar relief).

5.	Independent Contractors.

The Adviser and any sub-advisers shall for all purposes herein be deemed to be independent contractors and shall, unless otherwise expressly provided or authorized, have no authority to act for or represent the Company in any way or otherwise be deemed to be an agent of the Company.

6.	Compliance with Applicable Requirements.

In carrying out its obligations under this Agreement, the Adviser shall at all times conform to:

a.	all applicable provisions of the 1940 Act and the Advisers Act and any rules and regulations adopted thereunder;

b.	the provisions of the registration statement of the Company, as the same may be amended from time to time under the 1940 Act;

c.	the provisions of the Prospectus, including without limitation, the investment objective;

d.	the provisions of the Company’s Articles of Incorporation, as the same may be amended from time to time;

e.	the provisions of the Bylaws of the Company, as the same may be amended from time to time;

f.	all policies, procedures and directives adopted by the Board; and

g.	any other applicable provisions of state, federal or foreign law.

7.	Brokerage.

The Adviser is responsible for decisions to buy and sell securities for the Company, broker-dealer selection, and negotiation of brokerage commission rates.  The Adviser’s primary consideration in effecting a security transaction will be to obtain the best execution.  In selecting a broker-dealer to execute each particular transaction, the Adviser will take the following into consideration: the best net price available; the reliability, integrity and financial condition of the broker-dealer; the size of and the difficulty in executing the order; and the value of the expected contribution of the broker-dealer to the investment performance of the Company on a continuing basis.  Accordingly, the price to the Company in any transaction may be less favorable than that available from another broker-dealer if the difference is reasonably justified by other aspects of the execution services offered.

Subject to such policies as the Board may from time to time determine, the Adviser shall not be deemed to have acted unlawfully or to have breached any duty created by this Agreement or otherwise solely by reason of its having caused the Company to pay a broker or dealer that provides brokerage and research services to the Adviser an amount of commission for effecting a Company investment transaction in excess of the amount of commission another broker or dealer would have charged for effecting that transaction, if the Adviser determines in good faith that such amount of commission was reasonable in relation to the value of the brokerage and research services provided by such broker or dealer, viewed in terms of either that particular transaction or the Adviser’s overall responsibilities with respect to the Company and to other clients of the Adviser as to which the Adviser exercises investment discretion.  The Adviser is further authorized to allocate the orders placed by it on behalf of the Company to such brokers and dealers who also provide research or statistical material or other services to the Company, the Adviser or to any sub-adviser.  Such allocation shall be in such amounts and proportions as the Adviser shall determine and the Adviser will report on said allocations regularly to the Board indicating the brokers to whom such allocations have been  made and the basis therefor.

8.	Books and Records.

The Adviser will maintain complete and accurate records in respect of all transactions relating to the Company’s portfolio.  The Adviser will keep or will cause to be kept records in respect of all such portfolio transactions executed on behalf of the Company.  To the extent permitted by applicable law, the Adviser shall provide access to its books and records relating to the Company as the Company may reasonably request.  The Adviser shall have access at all reasonable times to books and records maintained for the Company to the extent necessary for the Adviser to comply with all applicable securities or other laws to which it is subject, and further provided that the Company shall produce copies of such records and books whenever reasonably required to do so by the Adviser for the purpose of legal proceedings or dealings with any governmental or regulatory authorities or for its internal compliance procedures.

9.	Compensation.

For the services, payments and facilities to be furnished hereunder by the Adviser, the Adviser shall be entitled to receive from the Company compensation in an amount equal to 0.95% of the average monthly managed assets of the Company up to $2.5 billion, 0.90% of the average monthly managed assets of the Company between $2.5 billion and $3.5 billion, and 0.85% of the average monthly managed assets of the Company above $3.5 billion.  “Managed assets” means the total assets of the Company (including any assets attributable to any leverage that may be outstanding) minus the sum of accrued liabilities (other than deferred taxes or debt representing financial leverage).  Accrued liabilities are expenses incurred in the normal course of the Company’s operations.

Such compensation shall be calculated and accrued monthly and paid quarterly within five (5) days of the end of each calendar quarter.  The Company’s net assets shall be computed in accordance with the Articles of Incorporation of the Company and any applicable policies and determinations of the Board of Directors.  The parties do hereby expressly authorize and instruct the Company’s Administrator, U.S. Bancorp Fund Services LLC, or its successors, to calculate the fee payable hereunder and to remit all payments specified herein to the Adviser.

In case of initiation or termination of the Agreement during any month, the fee for that month shall be reduced proportionately on the basis of the number of calendar days during which the Agreement is in effect and the fee shall be computed upon the basis of the average gross assets for the business days the Agreement is so in effect for that month.

The Adviser may, from time to time, waive all or a part of the above compensation.

10.	Expenses of the Adviser.

It is understood that the Company will pay all expenses other than those expressly stated to be payable by the Adviser hereunder, which expenses payable by the Company shall include, without implied limitation, (i) expenses of maintaining the Company and continuing its existence, (ii) registration of the Company under the 1940 Act, (iii) commissions, spreads, fees and other expenses connected with the acquisition, holding and disposition of securities and other investments including placement and similar fees in connection with direct placements entered into on behalf of the Company, (iv) auditing, accounting and legal expenses, (v) taxes and interest, (vi) governmental fees, (vii) expenses of listing shares of the Company with a stock exchange, and expenses of issue, sale, repurchase and redemption (if any) of interests in the Company, including expenses of conducting tender offers for the purpose of repurchasing Company interests, (viii) expenses of registering and qualifying the Company and its shares under federal and state securities laws and of preparing and filing registration statements and amendments for such purposes, (ix) expenses of reports and notices to shareholders and of meetings of shareholders and proxy solicitations therefor, (x) expenses of reports to governmental officers and commissions, (xi) insurance expenses, (xii) association membership dues, (xiii) fees, expenses and disbursements of custodians and subcustodians for all services to the Company (including without limitation safekeeping of funds, securities and other investments, keeping of books, accounts and records, and determination of net asset values), (xiv) fees, expenses and disbursements of transfer agents, dividend disbursing agents, shareholder servicing agents and registrars for all services to the Company, (xv) compensation and expenses of directors of the Company who are not members of the Adviser’s organization, (xvi) pricing and valuation services employed by the Company, (xvii) all expenses incurred in connection with leveraging of the Company’s assets through a line of credit, or issuing and maintaining preferred shares, (xviii) all expenses incurred in connection with the organization of the Company and the initial public offering of common shares, and (xix) such non-recurring items as may arise, including expenses incurred in connection with litigation, proceedings and claims and the obligation of the Company to indemnify its directors, officers and shareholders with respect thereto.

11.	Non-Exclusivity.

The Company understands that the persons employed by the Adviser to assist in the performance of the Adviser’s duties under this Agreement will not devote their full time to such service and nothing contained in this Agreement shall be deemed to limit or restrict the right of the Adviser or any affiliate of the Adviser to engage in and devote time and attention to other businesses or to render services of whatever kind or nature.  The Company further understands and agrees that managers of the Adviser may serve as officers or directors of the Company, and that officers or directors of the Company may serve as managers of the Adviser to the extent permitted by law; and that the managers of the Adviser are not prohibited from engaging in any other business activity or from rendering services to any other person, or from serving as partners, officers or directors of any other firm or company, including other investment advisory companies.

12.	Consent to the Use of Name.

The Adviser hereby consents to the use by the Company of the name “Tortoise” as part of the Company’s name; provided, however, that such consent shall be conditioned upon the employment of the Adviser or one of its affiliates as the investment adviser of the Company.  The name “Tortoise” or any variation thereof may be used from time to time in other connections and for other purposes by the Adviser and its affiliates and other investment companies that have obtained consent to the use of the name “Tortoise”.  The Adviser shall have the right to require the Company to cease using the name “Tortoise” as part of the Company’s name if the Company ceases, for any reason, to employ the Adviser or one of its affiliates as the Company’s investment adviser.  Future names adopted by the Company for itself, insofar as such names include identifying words requiring the consent of the Adviser, shall be the property of the Adviser and shall be subject to the same terms and conditions.

13.	Effective Date, Term and Approval.

This Agreement shall become effective with respect to the Company, if approved by the shareholders of the Company, as of the date of execution above.  If so approved, this Agreement shall continue in force and effect through the earlier to occur of (i) December 31, 2019 and (ii) two years from such effective date, and may be continued from year to year thereafter, provided that the continuation of the Agreement is specifically approved at least annually:

a.	(i) by the Board or (ii) by the vote of “a majority of the outstanding voting securities” of the Company (as defined in Section 2(a)(42) of the 1940 Act); and

b.
by the affirmative vote of a majority of the directors who are not parties to this Agreement or “interested persons” (as defined in the 1940 Act) of a party to this Agreement (other than as directors of the Company), by votes cast in person at a meeting specifically called for such purpose.

14.	Termination.

This Agreement may be terminated as to the Company at any time, without the payment of any penalty, by vote of the Board or by vote of a majority of the outstanding voting securities of the Company, or by the Adviser, on no more than sixty (60) days’ written notice to the other party.  The notice provided for herein may be waived by the party entitled to receipt thereof.  This Agreement shall automatically terminate in the event of its assignment, the term “assignment” for purposes of this paragraph having the meaning defined in Section 2(a)(4) of the 1940 Act.  Upon termination pursuant to this Section 14, the Adviser, at the Company’s request, must deliver all copies of books and records maintained in accordance with this Agreement and applicable law.

15.	Amendment.

No amendment of this Agreement shall be effective unless it is in writing and signed by the party against which enforcement of the amendment is sought.

16.	Liability of Adviser.

The Adviser will not be liable in any way for any default, failure or defect in any of the securities comprising the Company’s portfolio if it has satisfied the duties and the standard of care, diligence and skill set forth in this Agreement.  However, the Adviser shall be liable to the Company for any loss, damage, claim, cost, charge, expense or liability resulting from the Adviser’s willful misconduct, bad faith or gross negligence or disregard by the Adviser of the Adviser’s duties or standard of care, diligence and skill set forth in this Agreement or a material breach or default of the Adviser’s obligations under this Agreement.

17.	Notices.

Any notices under this Agreement shall be in writing, addressed and delivered, telecopied or mailed postage paid, to the other party entitled to receipt thereof at such address as such party may designate for the receipt of such notice.  Until further notice to the other party, it is agreed that the address of the Company and that of the Adviser shall be 11550 Ash Street, Suite 300, Leawood, Kansas 66211.

18.	Questions of Interpretation.

Any question of interpretation of any term or provision of this Agreement having a counterpart in or otherwise derived from a term or provision of the 1940 Act or the Advisers Act shall be resolved by reference to such term or provision of the 1940 Act or the Advisers Act and to interpretations thereof, if any, by the United States Courts or in the absence of any controlling decision of any such court, by rules, regulations or orders of the Commission issued pursuant to said Acts.  In addition, where the effect of a requirement of the 1940 Act or the Advisers Act reflected in any provision of the Agreement is revised by rule, regulation or order of the Commission, such provision shall be deemed to incorporate the effect of such rule, regulation or order.  Subject to the foregoing, this Agreement shall be governed by and construed in accordance with the laws (without reference to conflicts of law provisions) of the State of Delaware.

IN WITNESS WHEREOF, the parties hereto have caused this Agreement to be executed in duplicate by their respective duly authorized officers on the day and year first written above.

TORTOISE ENERGY INFRASTRUCTURE CORPORATION

By:
Name:	P. Bradley Adams
Title:	Chief Executive Officer, Principal Financial Officer and Treasurer

TORTOISE CAPITAL ADVISORS, L.L.C.

By:
Name:	H. Kevin Birzer
Title:	Chief Executive Officer

APPENDIX C

 FORM OF INVESTMENT ADVISORY AGREEMENT (TPZ, NTG, TTP, AND NDP)

AGREEMENT made as of this ___ day of _______, 20___, by and between [TPZ/NTG/TTP/NDP], a Maryland corporation having its principal place of business in Leawood, Kansas (the “Company”), and Tortoise Capital Advisors, L.L.C., a Delaware limited liability company having its principal place of business in Leawood, Kansas (the “Advisor”).

WHEREAS, the Advisor is registered under the Investment Advisers Act of 1940, as amended (the “Advisers Act”), as an investment advisor and engages in the business of acting as an investment advisor;

WHEREAS, the Company and the Advisor [NTG only:  entered into a prior Investment Advisory Agreement dated June 18, 2010, which agreement is to be deemed terminated in all respects and superseded by this Agreement, which the parties] desire to enter into an agreement to provide for investment advisory services to the Company upon the terms and conditions hereinafter set forth; and

NOW THEREFORE, in consideration of the mutual covenants herein contained and other good and valuable consideration, the receipt of which is hereby acknowledged, the parties agree as follows:

1.	Appointment of Advisor.

The Company appoints the Advisor to act as manager and investment advisor to the Company for the period and on the terms herein set forth. The Advisor accepts such appointment and agrees to render the services herein set forth, for the compensation herein provided.

2.	Duties of the Advisor.

Subject to the overall supervision and review of the Board of Directors of the Company (“Board”), the Advisor will regularly provide the Company with investment research, advice and supervision and will furnish continuously an investment program for the Company, consistent with the investment objective and policies of the Company.  The Advisor will determine from time to time what securities shall be purchased for the Company, what securities shall be held or sold by the Company and what portion of the Company’s assets shall be held uninvested as cash or in other liquid assets, subject always to the provisions of the Company’s Articles of Incorporation, Bylaws, and its registration statement under the Investment Company Act of 1940, as amended (the “1940 Act”) and under the Securities Act of 1933 covering the Company’s shares, as filed with the Securities and Exchange Commission (the “Commission”), as any of the same may be amended from time to time, and to the investment objectives of the Company, as each of the same shall be from time to time in effect, and subject, further, to such policies and instructions as the Board may from time to time establish.  To carry out such determinations, the Advisor will exercise full discretion and act for the Company in the same manner and with the same force and effect as the Company itself might or could do with respect to purchases, sales or other transactions, as well as with respect to all other things necessary or incidental to the furtherance or conduct of such purchases, sales or other transactions.  Without limiting the generality of the foregoing, the Advisor shall, during the term and subject to the provisions of this Agreement, (i) determine the composition of the portfolio of the Company, the nature and timing of the changes therein and the manner of implementing such changes; (ii) identify, evaluate and negotiate the structure of the investments made by the Company; (iii) perform due diligence on prospective portfolio companies; (iv) close and monitor the Company’s investments; (v) provide the Company with such other investment advisory, research and related services as the Company may, from time to time, reasonably require for the investment of its funds.

3.	Administrative Duties of the Advisor.

The Advisor agrees to furnish office facilities and clerical and administrative services necessary to the operation of the Company (other than services provided by the Company’s custodian, accounting agent, administrator, dividend and interest paying agent and other service providers).  The Advisor is authorized to conduct relations with custodians, depositaries, underwriters, brokers, dealers, placement agents, banks, insurers, accountants, attorneys, pricing agents, and other persons as may be deemed necessary or desirable.  To the extent requested by the Company, the Advisor shall (i) oversee the performance of, and payment of the fees to, the Company’s service providers, and make such reports and recommendations to the Board concerning such matters as the parties deem desirable; (ii) respond to inquiries and otherwise assist such service providers in the preparation and filing of regulatory reports, proxy statements, shareholder communications and the preparation of Board materials and reports; (iii) establish and oversee the implementation of borrowing facilities or other forms of leverage authorized by the Board; and (iv) supervise any other aspect of the Company’s administration as may be agreed upon by the Company and the Advisor. The Company shall reimburse the Advisor or its affiliates for all out-of-pocket expenses incurred in providing the services set forth in this Section 3.  To the extent the Advisor expects to provide services that this paragraph anticipates will be provided by a separate service provider, the Advisor may propose to the Board a separate Administrative Agreement pursuant to which one or more of such services is provided by, and separate compensation is paid to, the Advisor.

4.	Delegation of Responsibilities.

The Advisor is authorized to delegate any or all of its rights, duties and obligations under this Agreement to one or more sub-advisors, and may enter into agreements with sub-advisors, and may replace any such sub-advisors from time to time in its discretion, in accordance with the 1940 Act, the Advisers Act, and rules and regulations thereunder, as such statutes, rules and regulations are amended from time to time or are interpreted from time to time by the staff of the Commission, and if applicable, exemptive orders or similar relief granted by the Commission, and upon receipt of approval of such sub-advisors by the Board and by shareholders of the Company (unless any such approval is not required by such statutes, rules, regulations, interpretations, orders or similar relief).

5.	Independent Contractors.

The Advisor and any sub-advisors shall for all purposes herein be deemed to be independent contractors and shall, unless otherwise expressly provided or authorized, have no authority to act for or represent the Company in any way or otherwise be deemed to be an agent of the Company.

6.	Compliance with Applicable Requirements.

In carrying out its obligations under this Agreement, the Advisor shall at all times conform to:

a.	all applicable provisions of the 1940 Act and the Advisers Act and any applicable rules and regulations adopted thereunder;

b.	the provisions of the registration statement of the Company, as the same may be amended from time to time under the 1940 Act, including without limitation, the investment objectives set forth therein;

c.	the provisions of the Company’s Articles of Incorporation, as the same may be amended from time to time;

d.	the provisions of the Bylaws of the Company, as the same may be amended from time to time;

e.	all policies, procedures and directives adopted by the Board; and

f.	any other applicable provisions of state, federal or foreign law.

7.	Policies and Procedures.

The Advisor has adopted and implemented written policies and procedures reasonably designed to prevent violation of the Federal securities laws by the Advisor.  The Advisor shall provide the Company, at such times as the Company shall  reasonably request, with a copy of such policies and procedures and a report of such policies and procedures; such report shall be of sufficient scope and in sufficient detail as may reasonably be required to comply with Rule 38a-1 under the 1940 Act and to provide reasonable assurance that any material inadequacies would be disclosed by such examination, and, if there are no such inadequacies, the reports shall so state.

8.	Brokerage.

The Advisor is responsible for decisions to buy and sell securities for the Company, broker-dealer selection, and negotiation of brokerage commission rates.  The Advisor’s primary consideration in effecting a security transaction will be to obtain the best execution.  In selecting a broker-dealer to execute a particular transaction, the Advisor will take the following into consideration: the best net price available; the reliability, integrity and financial condition of the broker-dealer; the size of and the difficulty in executing the order; and the value of the expected contribution of the broker-dealer to the investment performance of the Company on a continuing basis.  Accordingly, the price to the Company in any transaction may be less favorable than that available from another broker-dealer if the difference is reasonably justified by other aspects of the execution services offered.

Subject to such policies as the Board may from time to time determine, the Advisor shall not be deemed to have acted unlawfully, or to have breached any duty created by this Agreement or otherwise, solely by reason of its having caused the Company to pay a broker or dealer that provides brokerage and research services to the Advisor an amount of commission for effecting a Company investment transaction in excess of the amount of commission another broker or dealer would have charged for effecting that transaction, if the Advisor determines in good faith that such amount of commission was reasonable in relation to the value of the brokerage and research services provided by such broker or dealer, viewed in terms of either that particular transaction or the Advisor’s overall responsibilities with respect to the Company and to other clients of the Advisor as to which the Advisor exercises investment discretion.  The Advisor is further authorized to allocate the orders placed by it on behalf of the Company to such brokers and dealers who also provide research or statistical material or other services to the Company, the Advisor or to any sub-advisor.  Such allocation shall be in such amounts and proportions as the Advisor shall determine and the Advisor will report on such allocations regularly to the Board indicating the brokers to whom such allocations have been made and the basis therefor.

9.	Books and Records.

The Advisor will maintain, or cause to be maintained, complete and accurate records in respect of all transactions relating to the Company’s portfolio.  The Advisor will keep or will cause to be kept records in respect of all such portfolio transactions executed on behalf of the Company.  To the extent permitted by applicable law, the Advisor shall provide such access to its books and records relating to the Company as the Company may reasonably request.  The Advisor shall have access at all reasonable times to books and records maintained for the Company to the extent necessary for the Advisor to comply with all applicable securities or other laws to which it is subject, and further provided that the Company shall produce copies of such records and books whenever reasonably required to do so by the Advisor for the purpose of legal proceedings or dealings with any governmental or regulatory authorities or for its internal compliance procedures.

10.	Compensation.

For the services, payments and facilities to be furnished hereunder by the Advisor, the Advisor shall receive from the Company annual compensation in an amount equal to [TTP & NDP:  1.10%] [TPZ & NTG:  0.95%] the average monthly “Managed Assets” of the Company.  “Managed Assets” means the total assets of the Company (including any assets attributable to any leverage that may be outstanding [NTG only:  but excluding any net deferred tax assets]) minus the sum of accrued liabilities (other than [NTG only:  net deferred tax liabilities] debt representing financial leverage and the aggregate liquidation preference of any outstanding preferred shares).  Average monthly Managed Assets is the sum of the daily Managed Assets for the month divided by the number of days in the month.  Accrued liabilities are expenses incurred in the normal course of the Company’s operations.

Such compensation shall be calculated and accrued daily and paid quarterly within five (5) days of the end of each calendar quarter,

In case of initiation or termination of the Agreement during any month, the fee for that month shall be reduced proportionately on the basis of the number of calendar days during which the Agreement is in effect and the fee shall be computed upon the basis of the average Managed Assets for the business days the Agreement is so in effect for that month.

The Advisor may, from time to time, waive or defer all or any part of the compensation described in this Section 10.  The parties do hereby expressly authorize and instruct the Company’s administrator, or its successors, to calculate the fee payable hereunder and to remit all payments specified herein to the Advisor.  The value of the Company’s assets shall be computed in accordance with the Articles of Incorporation of the Company or any applicable policies and determinations of the Board.

11.	Expenses of the Advisor.

The compensation and allocable routine overhead expenses of all investment professionals of the Advisor and its staff, when and to the extent engaged in providing investment advisory services required to be provided by the Advisor under Section 2 hereof, will be provided and paid for by the Advisor and not by the Company.   It is understood that the Company will pay all expenses other than those expressly stated to be payable by the Advisor hereunder, which expenses payable by the Company shall include, without limitation the following; if applicable:

(i)           other than as set forth in the first sentence of this Section 11 above, expenses of maintaining the Company and continuing its existence and related overhead, including, to the extent such services are provided by personnel of the Advisor or its affiliates, office space and facilities, training and benefits,

(ii)          commissions, spreads, fees and other expenses connected with the acquisition, holding and disposition of securities and other investments including placement and similar fees in connection with direct placements entered into on behalf of the Company,

(iii)          auditing, accounting, tax and legal service expenses,

(iv)         taxes and interest,

(v)          governmental fees,

(vi)         expenses of listing shares of the Company with a stock exchange and expenses of issue, sale, repurchase and redemption (if any) of securities of the Company,

(vii)        expenses of registering and qualifying the Company and its securities under federal and state securities laws and of preparing and filing registration statements and amendments for such purposes,

(viii)        expenses of communicating with shareholders, including website expenses and the expenses of preparing, printing, and mailing press releases, reports and other notices to shareholders and of meetings of shareholders and proxy solicitations therefor,

(ix)         expenses of reports to governmental officers and commissions,

(x)          insurance expenses,

(xi)         association membership dues,

(xii)        fees, expenses and disbursements of custodians and subcustodians for all services to the Company (including without limitation safekeeping of funds, securities and other investments, keeping of books, accounts and records, and determination of net asset values),

(xiii)       fees, expenses and disbursements of transfer agents, dividend and interest paying agents, shareholder servicing agents, registrars and administrator for all services to the Company,

(xiv)       compensation and expenses of directors of the Company who are not members of the Advisor’s organization,

(xv)        pricing, valuation, and other consulting or analytical services employed in considering and valuing the actual or prospective investments of the Company,

(xvi)       all expenses incurred in leveraging of the Company’s assets through a line of credit or other indebtedness or issuing and maintaining notes or preferred shares,

(xvii)       all expenses incurred in connection with the organization of the Company and any offering of the Company’s securities, including, without limitation, common shares and preferred and debt securities, and

(xviii)      such non-recurring items as may arise, including expenses incurred in litigation, proceedings and claims and the obligation of the Company to indemnify its directors, officers and shareholders with respect thereto.

12.	Covenants of the Advisor.

The Advisor covenants that it is registered as an investment adviser under the Investment Advisers Act of 1940.  The Advisor agrees that its activities will at all times be in compliance in all material respects with all applicable federal and state laws governing its operations and investments.

13.	Non-Exclusivity.

The Company understands that the persons employed by the Advisor to assist in the performance of the Advisor’s duties under this Agreement may not devote their full time to such service and nothing contained in this Agreement shall be deemed to limit or restrict the right of the Advisor or any affiliate of the Advisor to engage in and devote time and attention to other businesses or to render services of whatever kind or nature, so long as the Advisor’s services to the Company are not impaired by the provision of such services to others.  The Company further understands and agrees that managers of the Advisor may serve as officers or directors of the Company, and that officers or directors of the Company may serve as managers of the Advisor to the extent permitted by law; and that the managers of the Advisor are not prohibited from engaging in any other business activity or from rendering services to any other person, or from serving as partners, officers or directors of any other firm or company, including other investment advisory companies.

14.	Consent to the Use of Name.

The Advisor hereby consents to the royalty free use by the Company of the name “Tortoise” as part of the Company’s name and consents to the royalty free use of the related “Tortoise” logo; provided, however, that such consents shall be conditioned upon the employment of the Advisor or one of its approved affiliates as the investment advisor of the Company.  The name “Tortoise” and the related “Tortoise” logo or any variation thereof may be used from time to time in other connections and for other purposes by the advisor and its affiliates and other investment companies that have obtained consent to the use of the name “Tortoise”.  The Advisor shall have the right to require the Company to cease using the name “Tortoise” as part of the Company’s name and the related “Tortoise” logo if the Company ceases, for any reason, to employ the Advisor or one of its approved affiliates as the Company’s investment advisor.  Future names adopted by the Company for itself, insofar as such names include identifying words requiring the consent of the Advisor, shall be the property of the Advisor and shall be subject to the same terms and conditions.

15.	Effective Date, Term and Approval.

This Agreement shall become effective with respect to the Company, if approved by the shareholders of the Company, as of the date of execution above.  If so approved, this Agreement shall continue in force and effect through the earlier to occur of (i) December 31, 2019 and (ii) two years from such effective date, and may be continued from year to year thereafter, provided that the continuation of the Agreement is specifically approved at least annually:

a.	(i) by the Board or (ii) by the vote of “a majority of the outstanding voting securities” of the Company (as defined in Section 2(a)(42) of the 1940 Act); and

b.
by the affirmative vote of a majority of the directors who are not parties to this Agreement or “interested persons” (as defined in the 1940 Act) of a party to this Agreement (other than as directors of the Company), by votes cast in person at a meeting specifically called for such purpose.

16.	Termination.

This Agreement may be terminated by the Company at any time, without the payment of any penalty by the Company, by vote of the Board or by vote of a majority of the outstanding voting securities of the Company, on no more than sixty (60) days’ written notice to the Advisor.  This Agreement may be terminated by the Advisor at any time, without the payment of any penalty by the Advisor, on no less than sixty (60) days’ written notice to the Company.  The notice provided for herein may be waived by the party entitled to receipt thereof.  This Agreement shall automatically terminate in the event of its assignment, the term “assignment” for purposes of this paragraph having the meaning defined in Section 2(a)(4) of the 1940 Act.  Upon termination pursuant to this Section 16, the Advisor, at the Company’s request, must deliver all copies of books and records maintained in accordance with this Agreement and applicable law.

17.	Amendment.

No amendment of this Agreement shall be effective unless it is in writing and signed by the party against which enforcement of the amendment is sought.  No amendment to Section 10 or Section 11 of this Agreement shall be effective unless it is approved by the vote of a majority of the outstanding voting securities of the Company to the extent required by the 1940 Act.

18.	Liability of Advisor.

The Advisor will not be liable in any way for any default, failure or defect in any of the securities comprising the Company’s portfolio if it has satisfied the duties and the standard of care, diligence and skill set forth in this Agreement.  However, the Advisor shall be liable to the Company for any loss, damage, claim, cost, charge, expense or liability resulting from the Advisor’s willful misconduct, bad faith or gross negligence or disregard by the Advisor of the Advisor’s duties or standard of care, diligence and skill set forth in this Agreement or a material breach or default of the Advisor's obligations under this Agreement.

19.	Notices.

Any notices under this Agreement shall be in writing, addressed and delivered, telecopied or mailed postage paid, to the other party entitled to receipt thereof at such address as such party may designate for the receipt of such notice.  Until further notice to the other party, it is agreed that the address of the Company and that of the Advisor shall be 11550 Ash Street, Suite 300, Leawood, Kansas 66211.

20.	Questions of Interpretation.

Any question of interpretation of any term or provision of this Agreement having a counterpart in or otherwise derived from a term or provision of the 1940 Act or the Advisers Act shall be resolved by reference to such term or provision of the 1940 Act or the Advisers Act and to interpretations thereof, if any, by the United States courts or in the absence of any controlling decision of any such court, by rules, regulations or orders of the Commission issued pursuant to said Acts.  In addition, where the effect of a requirement of the 1940 Act or the Advisers Act reflected in any provision of the Agreement is revised by rule, regulation or order of the Commission, such provision shall be deemed to incorporate the effect of such rule, regulation or order.  Subject to the foregoing, this Agreement shall be governed by and construed in accordance with the laws (without reference to conflicts of law provisions) of the State of Delaware.

[Signature Page Follows]

IN WITNESS WHEREOF, the parties hereto have caused this Agreement to be executed in duplicate by their respective duly authorized officers on the day and year first written above.

[TPZ/NTG/TTP/NDP]

By:
Name:	P. Bradley Adams
Title:	Chief Executive Officer, Principal Financial Officer and Treasurer

TORTOISE CAPITAL ADVISORS, L.L.C.

By:
Name:	H. Kevin Birzer
Title:	Chief Executive Officer

APPENDIX D

 ADVISORY FEES PAID

Company	Aggregate Advisory Fees Paid During Most Recently Ended Fiscal Year
TYG	$23,906,557
TPZ	$1,853,153
NTG	$13,367,676
TTP	$2,712,099
NDP	$2,728,945
D-1

APPENDIX E

 OTHER INVESTMENT COMPANIES MANAGED BY ADVISER

The following table sets forth information regarding other registered investment companies or series thereof (other than the Companies) managed by the Adviser that have similar strategies to a Company.

Company	Comparable Fund	Comparable Fund Contractual Fee Rate		Comparable Fund Waivers	Comparable Fund Net Assets
TYG	Tortoise MLP Fund, Inc. (NTG)	0.95% on managed assets		All fees related to the net proceeds received from the issuance of additional common stock under the At-The-Market program for a six month period following the date of issuance	$830.9 million (as of 9/30/17)
TPZ	N/A
NTG	Tortoise Energy Infrastructure Corp. (TYG)	Managed Assets up to $2.5 billion Managed Assets between $2.5 and $3.5 billion Managed assets above $3.5 billion	0.95% 0.90% 0.85%	All fees related to the net proceeds received from the issuance of additional common stock under the At-The-Market program for a six month period following the date of issuance	$1,310.1 million (as of 9/30/17)
TTP	N/A
NDP	N/A
E-1

APPENDIX F

 OUTSTANDING SHARES

At the record date, each Company had the following number of shares issued and outstanding:

	Common Shares	Preferred Shares
TYG
TPZ
NTG
TTP
NDP
F-1

APPENDIX G

 DIRECTORS, OFFICERS AND OTHER INFORMATION OF THE ADVISER

The Adviser is wholly-owned by Tortoise Investments, LLC (“Tortoise Investments”). The business address for the Adviser, Tortoise Investments and each officer and director of the Adviser is 11550 Ash Street, Suite 300, Leawood, Kansas 66211.

Montage Investments, LLC (“Montage Investments”), located at 5700 W. 112th Street, Suite 500, Overland Park, Kansas 66211, owns a majority interest in Tortoise Investments. Montage Investments is controlled by Mariner Holdings, LLC (“Mariner”), located at 5700 W. 112th Street, Suite 500, Overland Park, Kansas 66211.

The table below indicates the directors and principal executive officer of the Adviser.

Name	Position with the Adviser
Terry C. Matlack	Director
H. Kevin Birzer	Director and Chief Executive Officer
Zachary A. Hamel	Director
Kenneth P. Malvey	Director

The following officers or Directors of the Companies are officers, employees, directors, general partners or shareholders of the Adviser:

Name	Company	Role at Company	Title with Adviser
Terry Matlack	Each Company	Director	Director
H. Kevin Birzer	Each Company	Director and Chairman of the Board	Director and Chief Executive Officer
Diane M. Bono	Each Company	Chief Compliance Officer and Secretary	Chief Compliance Officer
P. Bradley Adams	Each Company	Chief Executive Officer, Principal Financial Officer and Treasurer	Managing Director
Matthew G.P. Sallee	TYG	President	Managing Director, member of Investment Committee and Portfolio Manager
	NTG	President
Brian A. Kessens	TTP	President	Managing Director, member of Investment Committee and Portfolio Manager
	TPZ	President
Robert J. Thummel	NDP	President	Managing Director, member of Investment Committee and Portfolio Manager
Nicholas S. Holmes	TYG	Vice President	Investment Analyst
	NTG	Vice President
Brett Jergens	NDP	Vice President	Investment Analyst
Adam Peltzer	TPZ	Vice President	Investment Analyst
Stephen Pang	TTP	Vice President	Investment Analyst
Shobana Gopal	Each Company	Vice President	Director - Tax
G-1

APPENDIX H

 SECURITY OWNERSHIP OF COMPANY MANAGEMENT AND CERTAIN BENEFICIAL OWNERS

At June 30, 2017, each director beneficially owned (as determined pursuant to Rule 16a-1(a)(2) under the Exchange Act) shares of each Company overseen by such director in the Fund Complex having values within the indicated dollar ranges. Other than the Fund Complex, with respect to each Company, none of the Company’s directors who are not interested persons of the Company, nor any of their immediate family members, has ever been a director, officer or employee of the Adviser or its affiliates.

Dollar Range of Holdings in the Company(1)
Director	TYG	TPZ	NTG
Interested Persons
H. Kevin Birzer	Over $100,000	$50,001-$100,000	Over $100,000
Terry C. Matlack	Over $100,000	Over $100,000	Over $100,000
Independent Persons
Conrad S. Ciccotello	Over $100,000	$10,001-$50,000	$10,001-$50,000
Rand C. Berney	$10,001-$50,000	$10,001-$50,000	$10,001-$50,000
Charles E. Heath	Over $100,000	$50,001-$100,000	$50,001-$100,000
Alexandra A. Herger	None	$1-$10,000	None

Director	Dollar Range of Holdings in the Company(1)
	TTP	NDP
Interested Persons
H. Kevin Birzer	Over $100,000	$50,001- $100,000
Terry C. Matlack	Over $100,000	$50,001- $100,000
Independent Persons
Conrad S. Ciccotello	$10,001-$50,000	$10,001-$50,000
Rand C. Berney	$10,001-$50,000	$10,001-$50,000
Charles E. Heath	$10,001-$50,000	$10,001-$50,000
Alexandra A. Herger	None	$10,001-$50,000

Director	Aggregate Dollar Range of Holdings in Companies Overseen by Director in Fund Complex(2)
Interested Persons
H. Kevin Birzer	Over $100,000
Terry C. Matlack	Over $100,000
Independent Persons
Conrad S. Ciccotello	Over $100,000
Rand C. Berney	Over $100,000
Charles E. Heath	Over $100,000
Alexandra A. Herger	$10,001-$50,000

(1)	Based on the closing price of each Company’s common shares on the New York Stock Exchange on June 30, 2017.

(2)	Includes TYG, TPZ, NTG, TTP and NDP. Amounts based on the closing price of each of TYG’s, TPZ’s, NTG’s, TTP’s and NDP’s common shares on the New York Stock Exchange on June 30, 2017.

At June 30, 2017, each director, each officer and the directors and officers as a group, beneficially owned (as determined pursuant to Rule 13d-3 under the Exchange Act) the following number of shares of common and preferred stock of each Company (or percentage of outstanding shares). Unless otherwise indicated each individual has sole investment and voting power with respect to the shares listed.

	TYG Common Shares	TPZ Common Shares	NTG Common Shares	TTP Common Shares	NDP Common Shares
Independent Directors
Conrad Ciccotello	9,985.61(1)	893.00(2)	1,436.35	1,559.72	1,000.00
Rand C. Berney	1,508.00(3)	1,094.00(3)	1,062.00(3)	1,067.00(3)	1,677.00(3)
Charles Heath	15,000.00(4)	3,500.00(4)	3,500.00(4)	1,000.00	1,000.00
Alexandra A. Herger	0	250.00	0	0	1,000.00
Interested Directors and Officers
H. Kevin Birzer	70,108.09(5)	2,650.00(6)	5,620.00(7)	7,317.00(8)	6,550.00(9)
Terry C. Matlack	54,987.72(10)	8,967.09(11)	16,476.08(11)	9,614.44(11)	7,292.57(11)
P. Bradley Adams	8,993.78(12)	2,838.41(13)	796.07(14)	453.86(15)	942.65
Matthew G.P. Sallee	1,100.00	N/A	1,100.00	N/A	N/A
Brian A. Kessens	N/A	720.00(16)	N/A	1,150.00(16)	N/A
Robert J. Thummel, Jr.	N/A	N/A	N/A	N/A	2,100.00
Adam Peltzer	N/A	0	N/A	N/A	N/A
Stephen Pang	N/A	N/A	N/A	0	N/A
Brett Jergens	N/A	N/A	N/A	N/A	0
Nicholas S. Holmes	750	N/A	0	N/A	N/A
Shobana Gopal	2,386.58(17)	0	650.37	600.28	628.52
Diane Bono	1,186.53(18)	0	0	0	0
Directors and Officers as a Group	166,006.31	20,912.50	30,640.87	22,762.30	22,190.74

None of the independent directors and none of the interested directors and officers hold any TYG preferred shares, NTG preferred shares or TTP preferred shares.

% of Outstanding Shares(19)
	TYG Common Shares	TPZ Common Shares	NTG Common Shares	TTP Common Shares	NDP Common Shares
Independent Directors
Conrad Ciccotello	*	*	*	*	*
Rand C. Berney	*	*	*	*	*
Charles Heath	*	*	*	*	*
Alexandra A. Herger	*	*	*	*	*
Interested Directors and Officers
H. Kevin Birzer	*	*	*	*	*
Terry C. Matlack	*	*	*	*	*
P. Bradley Adams	*	*	*	*	*
Matthew G.P. Sallee	*	N/A	*	N/A	N/A
Brian A. Kessens	N/A	*	N/A	*	N/A
Robert J. Thummel, Jr.	N/A	N/A	N/A	N/A	*
Adam Peltzer	N/A	*	N/A	N/A	N/A
Stephen Pang	N/A	N/A	N/A	*	N/A
Brett Jergens	N/A	N/A	N/A	N/A	*
Nicholas S. Holmes	*	N/A	*	N/A	N/A
Shobana Gopal	*	*	*	*	*
Diane Bono	*	*	*	*	*
Directors and Officers as a Group	*	*	*	*	*

*	Indicates less than 1%.

(1)	Mr. Ciccotello holds 620 of these shares jointly with his wife.

(2)	Mr. Ciccotello holds these shares jointly with his wife.

(3)	Mr. Berney holds these shares jointly with his wife.

(4)	All shares held by the Charles E. Heath Trust #1, U/A dtd 2/1/92, of which Mr. Heath and his wife are co-trustees and share voting and investment power with respect to the shares.

(5)
Includes 1,234 shares held by Mr. Birzer’s minor children in accounts established under the Kansas Uniform Transfer to Minor’s Act for which his wife is the custodian, and 3.77 shares held jointly with his wife. Excludes shares held by his adult children no longer living at his home.

(6)
Includes 200 shares held by Mr. Birzer’s minor children in accounts established under the Kansas Uniform Transfer to Minor’s Act for which his wife is the custodian. Excludes shares held by his adult children no longer living at his home.

(7)
Includes 252 shares held by Mr. Birzer’s minor children in accounts established under the Kansas Uniform Transfer to Minor’s Act for which his wife is the custodian. Excludes shares held by his adult children no longer living at his home.

(8)
Includes 216 shares held by Mr. Birzer’s minor children in accounts established under the Kansas Uniform Transfer to Minor’s Act for which his wife is the custodian. Excludes shares held by his adult children no longer living at his home.

(9)
Includes 200 shares held by Mr. Birzer’s minor children in accounts established under the Kansas Uniform Transfer to Minor’s Act for which his wife is the custodian. Excludes shares held by his adult children no longer living at his home.

(10)	Includes 54,474.05 shares are held in the Matlack Living Trust, U/A DTD 12/30/04, of which Mr. Matlack and his wife are co-trustees and share voting and investment power with respect to the shares.

(11)	All shares are held in the Matlack Living Trust, U/A DTD 12/30/04, of which Mr. Matlack and his wife are co-trustees and share voting and investment power with respect to the shares.

(12)	Includes 4,371.32 shares held by Mr. Adams as sole trustee of a joint trust for Mr. Adams and his wife, 870.22 shares held by adult child living at home and 118.75 shares held by his wife.

(13)	Includes 1,086.02 shares held by adult child living at home.

(14)	Includes 145.80 shares held by Mr. Adams as sole trustee of a joint trust for Mr. Adams and his wife.

(15)	Includes 134.25 shares held by Mr. Adams as sole trustee of a joint trust for Mr. Adams and his wife and 119.61 shares held by his wife.

(16)	Held with his wife.

(17)	Includes 360 shares held jointly with her husband.

(18)	Includes 292.83 shares held jointly with her husband.

(19)
Based on the following shares outstanding as of June 30, 2017: 49,230,975 shares of TYG common stock, 6,951,333 shares of TPZ common stock, 47,160,801 shares of NTG common stock, 10,016,413 shares of TTP common stock, and 14,558,669 shares of NDP common stock.

Based on available public information, to the knowledge of NDP, no person held (sole or shared) power to vote or dispose of more than 5% of the outstanding common shares of NDP.

Based on available public information, to the knowledge of TPZ, no person held (sole or shared) power to vote or dispose of more than 5% of the outstanding common shares of TPZ.

The table below indicates the persons known to TYG to own 5% or more of its common stock based on available public information.

Name and Address	Number of TYG Common Shares	Percent of Class
Bank of America Corporation(*) 100 N. Tryon Street Charlotte, NC 28255	2,508,796	5.1%

(*)	Information based on a Schedule 13G jointly filed on February 14, 2017 by Bank of America Corporation. Bank of America Corporation reports beneficial ownership of 2,508,796 shares, sole voting power over 0 shares, shared voting power over 148,020 shares, sole dispositive power over 0 shares, and shared dispositive power over 2,508,796 shares. Bank of America filed the report on behalf of itself and its wholly owned subsidiaries Bank of America N.A. and Merrill Lynch Pierce Fenner & Smith, Inc.

The table below indicates the persons known to NTG to own 5% or more of its shares of common stock based on available public information.

Name and Address	Number of NTG Common Shares	Percent of Class
Morgan Stanley(*) Morgan Stanley Smith Barney LLC(*) 1585 Broadway New York, NY 10036	3,444,861	7.3%

(*)
Information based on a Schedule 13G jointly filed on February 13, 2017 by Morgan Stanley and Morgan Stanley Smith Barney LLC.  Morgan Stanley reports that it has beneficial ownership of 3,444,861 shares, sole voting power over 100,331 shares, shared voting power over 3,187,897 shares, sole dispositive power over 0 shares, and shared dispositive power over 2,256,380 shares.  The securities being reported on by Morgan Stanley as a parent holding company are owned, or may be deemed to be beneficially owned, by Morgan Stanley Smith Barney LLC, a broker dealer registered under Section 15 of the Securities Exchange Act of 1934, as amended, and a wholly-owned subsidiary of Morgan Stanley.  Morgan Stanley Smith Barney LLC reports that it has beneficial ownership of 3,344,530 shares, sole voting power over 0 shares, shared voting power over 3,187,897 shares, sole dispositive power over 0 shares, and shared dispositive power over 2,156,049 shares.

The table below indicates the persons known to TTP to own 5% or more of its shares of common stock based on available public information.

Name and Address	Number of TTP Common Shares	Percent of Class
Morgan Stanley(*) Morgan Stanley Smith Barney LLC(*) 1585 Broadway New York, NY 10036	651,439	6.5%
Guggenheim Capital, LLC(**) Guggenheim Partners, LLC(**) Guggenheim Funds Services, LLC(**) Guggenheim Funds Distributors, LLC(**) 227 West Monroe Street Chicago, IL 60606	545,007	5.4%

Name and Address	Number of TTP Common Shares	Percent of Class
GI Holdco II LLC(**) GI Holdco LLC(**) Guggenheim Partners Investment Management Holdings, LLC(**) 330 Madison Avenue New York, NY 10017

(*)
Information based on a Schedule 13G amendment jointly filed on February 13, 2017 by Morgan Stanley and Morgan Stanley Smith Barney LLC.  Morgan Stanley and Morgan Stanley Smith Barney LLC each reports beneficial ownership of 651,439 shares, sole voting power over 0 shares, shared voting power over 632,162 shares, sole dispositive power over 0 shares, and shared dispositive power over 386,948 shares.  The securities being reported on by Morgan Stanley as a parent holding company are owned, or may be deemed to be beneficially owned, by Morgan Stanley Smith Barney LLC, a wholly owned subsidiary of Morgan Stanley.

(**)
Information based on a Schedule 13G amendment jointly filed on February 14, 2017 by Guggenheim Capital, LLC, Guggenheim Partners, LLC, GI Holdco II LLC, GI Holdco LLC, Guggenheim Partners Investment Management Holdings, LLC, Guggenheim Funds Services, LLC and Guggenheim Funds Distributors, LLC (“Guggenheim Filers”).  Guggenheim Funds Distributors, LLC (“GFD”) acts as sponsor and supervisor of certain unit investment trusts which directly hold the shares reported on and in such capacity, GFD has the power to dispose or direct the disposition of the TTP shares held by these unit investment trusts.  These shares are voted by the trustee of such unit investment trusts so as to insure that the shares are voted as closely as possible in the same manner and in the same general proportion as are the shares held by owners other than such unit investment trust.  Guggenheim Capital, LLC is the majority owner of Guggenheim Partners, LLC, GI Holdco II LLC, GI Holdco LLC, Guggenheim Partners Investment Management Holdings, LLC, Guggenheim Funds Services, LLC and GFD.  GFD is a registered investment adviser under Section 203 of the Investment Advisers Act of 1940 and a broker dealer registered under Section 15 of the Securities Exchange Act of 1934.  Each of the Guggenheim filers reports that it shares voting and dispositive power over the shares listed in the table above.  The 545,007 shares reported by Guggenheim Capital, LLC includes 545,007 shares beneficially owned directly by GFD, and indirectly by Guggenheim Funds Services, LLC, Guggenheim Partners Investment Management Holdings, LLC, GI Holdco LLC, GI Holdco II LLC and Guggenheim Partners, LLC.

The table below indicates the persons known to TYG to own 5% or more of its shares of preferred stock based on available public information.

Name and Address	Number of TYG Preferred Shares	Percent of Class
Barings LLC (*) 470 Atlantic Ave Boston, MA 02210-2208	4,600,000	27.9%
Massachusetts Mutual Life Insurance Company (*) 1295 State Street Springfield, MA 01111
Voya Financial, Inc. (**) 230 Park Ave. 14th Floor New York, NY 10169	2,700,000	16.4%
The Guardian Life Insurance Company of America (***) 7 Hanover Square New York, NY 10004	2,100,000	12.7%

Name and Address	Number of TYG Preferred Shares	Percent of Class
Knights of Columbus (****) One Columbus Plaza New Haven, CT 06510	2,100,000	12.7%
Athene Asset Management, L.P. (*****) Athene Annuity and Life Company (*****) Royal Neighbors of America (*****) 7700 Mills Civic Parkway West Des Moines, IA 50266	1,800,000	10.9%
Principal Global Investors, LLC (******) Principal Life Insurance Company (******) RGA Reinsurance Company (******) 711 High Street, G-26 Des Moines, IA 50392	1,800,000	10.9%
Teachers Insurance and Annuity Association of America (****) 730 Third Avenue New York, NY 10017	1,400,000	8.5%

(*)
Information based on Schedule 13G filed on January 7, 2015.  Babson Capital Management LLC reports that, in its capacity as investment adviser, it has sole voting and dispositive power with respect to the 4,600,000 shares of Mandatory Redeemable Preferred Stock held in certain advisory accounts owned (directly or indirectly) by affiliated entities and therefore may be deemed to beneficially own such shares.  Babson Capital Management LLC is a wholly-owned subsidiary of Massachusetts Mutual Life Insurance Company (“MassMutual”), the direct beneficial owner of 4,415,000 shares of Mandatory Redeemable Preferred Stock.  In addition, C.M. Life Insurance Company, a wholly-owned subsidiary of MassMutual, owns 185,000 shares of Mandatory Redeemable Preferred Stock, which therefore may be deemed to be indirectly owned by MassMutual.  Babson Capital Management LLC is now known as Barings LLC.

(**)
Information based on a Schedule 13G filed on February 13, 2015.  The Schedule 13G was filed by Voya Financial, Inc. as the ultimate parent corporation of the following entities, each of which is a direct or indirect wholly owned subsidiary of Voya Financial, Inc.:  Voya Retirement Insurance and Annuity Company, Voya Insurance and Annuity Company, ReliaStar Life Insurance Company, Security Life of Denver Insurance Company, ReliaStar Life Insurance Company of New York and Voya Investment Management, LLC (as investment adviser to the foregoing subsidiaries).  Voya Financial, Inc. reports that it has sole voting and dispositive power over the shares listed in the table above.

(***)
Information based on a Schedule 13G amendment filed on January 13, 2017.  The Guardian Life Insurance Company of America reports that it has sole voting and dispositive power over the shares listed in the table above.

(****)	Information based on a Securities Purchase Agreement dated October 9, 2014.

(*****)
Information based on a Securities Purchase Agreement dated October 9, 2014 through which Athene Asset Management, L.P. obtained beneficial ownership of shares on behalf of Athene Asset and Life Company and Royal Neighbors of America in its capacity as investment adviser.

(******)
Information based on a Securities Purchase Agreement dated October 9, 2014 through which Principal Global Investors, LLC obtained beneficial ownership of shares on behalf of Principal Life Insurance Company and RGA Reinsurance Company.

The table below indicates the persons known to NTG to own 5% or more of its shares of preferred stock based on available public information.

Name and Address	Number of NTG Preferred Shares	Percent of Class
Massachusetts Mutual Life Insurance Co.(*) 1295 State Street Springfield, Massachusetts 01111	2,500,000	56.8%
Prudential Financial, Inc.(**) 751 Broad Street Newark, New Jersey 07102-3777	1,000,000	22.7%
Mutual of Omaha Insurance Company(***) United of Omaha Life Insurance Company Mutual of Omaha Plaza Omaha, Nebraska 68175	400,000	9.1%
National Life Insurance Company(****) One National Life Drive Montpelier, Vermont 05604	400,000	9.1%

(*)	Information with respect to this beneficial owner and its beneficial ownership is based on a Form 4 filed on November 1, 2010. The reporting person directly beneficially owns all of the shares.

(**)	Information is based on a Schedule 13G filed on January 11, 2016.

(***)
Information is based on Schedule 13Gs filed on January 8, 2016.  Mutual of Omaha Insurance Company reports that it has sole voting and dispositive power over the shares listed in the table above.  Mutual of Omaha Insurance Company reports that it is the parent company of United of Omaha Life Insurance Company which acquired the security being reported on.

(****)	Information based on a Securities Purchase Agreement dated December 8, 2015.

The table below indicates the persons known to TTP to own 5% or more of its shares of preferred stock based on available public information.

Name and Address	Number of TTP Preferred Shares	Percent of Class
Massachusetts Mutual Life Insurance Co.(*) 1295 State Street Springfield, Massachusetts 01111	520,000	81.2%
Phoenix Life Insurance Company (**) One American Row Hartford, CT 06102	120,000	18.8%

(*)
Information with respect to this beneficial owner and its beneficial ownership is based on a Form 4 filed on December 12, 2011.  The reporting person directly beneficially owns 454,000 of the shares and indirectly beneficially owns 66,000 of the shares through two different wholly-owned subsidiaries.

(**)	Information based on a Securities Purchase Agreement dated November 15, 2011.

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TORTOISE ENERGY INFRASTRUCTURE CORPORATION SPECIAL MEETING OF STOCKHOLDERS TO BE HELD ON DECEMBER 21, 2017	PROXY
COMMON SHARES

THIS PROXY IS BEING SOLICITED BY THE BOARD OF DIRECTORS.  The undersigned holder of common shares of Tortoise Energy Infrastructure Corporation appoints P. Bradley Adams and H. Kevin Birzer, or either of them, each with power of substitution, to vote all shares that the undersigned is entitled to vote at the special meeting of stockholders of Tortoise Energy Infrastructure Corporation to be held on December 21, 2017, at 10:00 a.m. Central Time, and at any adjournments thereof, as set forth on the reverse side of this card, and in their discretion upon any other business that may properly come before the meeting.

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VOTE IN PERSON Attend Stockholder Meeting 11550 Ash Street, Suite 300 Leawood, KS 66211 on December 21, 2017

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TORTOISE POWER AND ENERGY INFRASTRUCTURE FUND, INC. SPECIAL MEETING OF STOCKHOLDERS TO BE HELD ON DECEMBER 21, 2017	PROXY
COMMON SHARES

THIS PROXY IS BEING SOLICITED BY THE BOARD OF DIRECTORS.  The undersigned holder of common shares of Tortoise Power and Energy Infrastructure Fund, Inc. appoints P Bradley Adams and H. Kevin Birzer, or either of them, each with the power of substitution, to vote all shares that the undersigned is entitled to vote at the special meeting of stockholders of Tortoise Power and Energy Infrastructure Fund, Inc. to be held on December 21, 2017, at 10:00 a.m., and at any adjournments thereof, as set forth on the reverse side of this card, and in their discretion upon any other business that may properly come before the meeting.

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VOTE IN PERSON Attend Stockholder Meeting 11550 Ash Street, Suite 300 Leawood, KS 66211 on December 21, 2017

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TORTOISE MLP FUND, INC. SPECIAL MEETING OF STOCKHOLDERS TO BE HELD ON DECEMBER 21, 2017	PROXY
COMMON SHARES

THIS PROXY IS BEING SOLICITED BY THE BOARD OF DIRECTORS.  The undersigned holder of common shares of Tortoise MLP Fund, Inc. appoints P. Bradley Adams and H. Kevin Birzer, or either of them, each with power of substitution, to vote all shares that the undersigned is entitled to vote at the special meeting of stockholders of Tortoise MLP Fund, Inc. to be held on December 21, 2017, at 10:00 a.m. Central Time, and at any adjournments thereof, as set forth on the reverse side of this card, and in their discretion upon any other business that may properly come before the meeting.

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EVERY STOCKHOLDER’S VOTE IS IMPORTANT

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VOTE IN PERSON Attend Stockholder Meeting 11550 Ash Street, Suite 300 Leawood, KS 66211 on December 21, 2017

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TORTOISE PIPELINE & ENERGY FUND, INC. SPECIAL MEETING OF STOCKHOLDERS TO BE HELD ON DECEMBER 21, 2017	PROXY
COMMON SHARES

THIS PROXY IS BEING SOLICITED BY THE BOARD OF DIRECTORS.  The undersigned holder of common shares of Tortoise Pipeline & Energy Fund, Inc. appoints P. Bradley Adams and H. Kevin Birzer, or either of them, each with power of substitution, to vote all shares that the undersigned is entitled to vote at the special meeting of stockholders of Tortoise Pipeline & Energy Fund, Inc. to be held on December 21, 2017, at 10:00 a.m. Central Time, and at any adjournments thereof, as set forth on the reverse side of this card, and in their discretion upon any other business that may properly come before the meeting.

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EVERY STOCKHOLDER’S VOTE IS IMPORTANT

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VOTE IN PERSON Attend Stockholder Meeting 11550 Ash Street, Suite 300 Leawood, KS 66211 on December 21, 2017

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TORTOISE ENERGY INDEPENDENCE FUND, INC. SPECIAL MEETING OF STOCKHOLDERS TO BE HELD ON DECEMBER 21, 2017	PROXY
COMMON SHARES

THIS PROXY IS BEING SOLICITED BY THE BOARD OF DIRECTORS.  The undersigned holder of common shares of Tortoise Energy Independence Fund, Inc. appoints P. Bradley Adams and H. Kevin Birzer, or either of them, each with power of substitution, to vote all shares that the undersigned is entitled to vote at the special meeting of stockholders of Tortoise Energy Independence Fund, Inc. to be held on December 21, 2017, at 10:00 a.m. Central Time, and at any adjournments thereof, as set forth on the reverse side of this card, and in their discretion upon any other business that may properly come before the meeting.

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EVERY STOCKHOLDER’S VOTE IS IMPORTANT

Important Notice Regarding the Availability of Proxy Materials for the
Special Stockholders Meeting to Be Held on December 21, 2017.
The Proxy Statement for this meeting is available at:
http://closedendfunds.tortoiseadvisors.com/

IF YOU VOTE ON THE INTERNET OR BY TELEPHONE,
 YOU NEED NOT RETURN THIS PROXY CARD

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This proxy, when properly executed, will be voted in the manner directed herein and, absent direction, will be voted “FOR” the proposals.

TO VOTE MARK BLOCKS BELOW IN BLUE OR BLACK INK AS SHOWN IN THIS Example:  [X]

A.	Proposal THE BOARD RECOMMENDS A VOTE “FOR’’ THE PROPOSAL.

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